                       SECURITIES ACT FILE NO. 33-20333
                   INVESTMENT COMPANY ACT FILE NO. 811-5480

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             |   |
                                                                     ---

        Pre-Effective Amendment No.                                 |   |
                                     ---------                       ---

        Post-Effective Amendment No.      15                        | X |
                                     ---------                       ---

                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |   |
                                                                     ---


          Amendment No.      15                                     | X |
                        ---------                                    ---

                       (Check Appropriate Box or Boxes)

                         CIGNA VARIABLE PRODUCTS GROUP
              (Exact Name of Registrant as Specified in Charter)

          950 Winter Street, Suite 1200, Waltham, Massachusetts 02154
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code (800) 528-6718

             Alfred A. Bingham III, 950 Winter Street, Suite 1200
                         Waltham, Massachusetts 02154
                    (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering:  Continuous
                                              -----------


It is proposed that this filing will become effective (check appropriate box):

|   | Immediately upon filing pursuant to paragraph (b)


| X | On  April 30, 1997 pursuant to paragraph (b)


|   | 60 days after filing pursuant to paragraph (a)(1)

|   | On (date) pursuant to paragraph (a)(1)


|   | 75 days after filing pursuant to paragraph (a)(2)


|   | On (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:


| X | This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


DECLARATION PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940


Registrant hereby declares pursuant to Rule 24f-2(a)(1) under the Investment Company Act of 1940 that Registrant has registered an indefinite number of shares under the Securities Act of 1933 and has paid the registration fee appropriate thereto. The Rule 24f-2 Notice for the most recent fiscal year of Registrant filed electronically with the Securities and Exchange

Commission on February 28, 1997.


                             CROSS-REFERENCE SHEET


Showing the location in the Prospectus (Part A) and the Statement of Additional Information (Part B) of the information required to be included in response to the items of Form N-1A:


                                    Part A


Item Number                                      Prospectus Caption
-----------                                      ------------------
1.      Cover Page                               Cover Page

2.      Synopsis                                 Expense Table; Portfolio
                                                 Transaction Fees

3.      Condensed Financial Information          Financial Highlights

4.      General Description of                   About the Funds; Investment
        Registrant                               Programs; Certain Investment
                                                 Strategies and Policies;
                                                 Investment Restrictions;
                                                 Appendix--Description of Money
                                                 Market Instruments

5.      Management of the Fund                   Management of the Funds; The
                                                 Trust, its Shares and Board of
                                                 Trustees; Expense Table

5A.     Management's Discussion of Fund          Performance
        Performance

6.      Capital Stock and Other                  Distribution of Dividends and
        Securities                               Capital Gains; Tax Matters; The
                                                 Trust, its Shares and Board of
                                                 Trustees

7.      Purchase of Securities Being             Cover Page; Eligible Purchasers;
        Offered                                  Pricing of Shares; Purchase and
                                                 Redemption of Shares of the
                                                 Funds; Computation of Net Asset
                                                 Value

8.      Redemption or Repurchase                 Purchase and Redemption of
                                                 Shares of the Funds

9.      Pending Legal Proceedings                Not Applicable


                                     Part B


Item Number                                                 Statement of Additional
-----------                                                 -----------------------
                                                            Information
                                                            -----------
10.   Cover Page                                            Cover Page

11.   Table of Contents                                     Table of Contents

12.   General Information and History                       General Information About the
                                                            Funds

13.   Investment Objectives and                             Investment Objectives and
      Policies                                              Policies; Futures Contracts;
                                                            Options on Futures Contracts;
                                                            Risks as to Futures Contracts
                                                            and Related Options; Investment
                                                            Restrictions; Portfolio Turnover
                                                            and Brokerage Allocation;
                                                            Ratings of Securities

14.   Management of the Fund                                Management of the Funds

15.   Control Persons and Principal                         Control Persons and Principal
      Holders of Securities                                 Holders of Securities; Portfolio
                                                            Turnover and Brokerage
                                                            Allocation

16.   Investment Advisory and Other                         Investment Advisory and Other
      Services                                              Services

17.   Brokerage Allocation and Other                        Portfolio Turnover and Brokerage
      Practices                                             Allocation; Activities of
                                                            Affiliated Companies

18.   Capital Stock and Other                               General Information About the
      Securities                                            Funds

19.   Purchase, Redemption and Pricing                      Purchase, Redemption and Pricing
      of Securities Being Offered                           of Securities; Portfolio
                                                            Turnover and Brokerage
                                                            Allocation; Limitation on
                                                            Transfers

20.   Tax Status                                            Tax Matters

21.   Underwriters                                          Not Applicable

22.   Calculation of Performance Data                       Performance Information

23.   Financial Statements                                  Financial Statements





                                     Part C

The information required to be included in response to the items in Part C of Form N-1A is set forth under the appropriate item, so numbered, in Part C to this amendment to Registrant's Registration Statement.

                         CIGNA VARIABLE PRODUCTS GROUP


                                  PROSPECTUS


                                  MAY 1, 1997

                  Investment Objectives and Index Strategies



Money Market Fund - To provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments.

Intermediate Bond Index Fund - To provide as high a level of current income as possible consistent with reasonable concern for safety of principal. The Fund seeks to achieve its objective by attempting to replicate the composition and total return, reduced by Fund expenses, of the Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index.

Long-Term Bond Index Fund - To provide as high a level of current income as possible consistent with reasonable concern for safety of principal. The Fund seeks to achieve its objective by attempting to replicate the composition and total return, reduced by Fund expenses, of the Lehman Brothers Mutual Fund Long (10+) Government/Corporate Index.

Utility Index Fund - To provide current income and capital growth. The Fund seeks to achieve its objective by attempting to replicate the composition and total return, reduced by Fund expenses, of the Russell 1000 (R) Utility Index.

REIT Index Fund - To provide a high level of current income and moderate long-term capital growth. The Fund seeks to achieve its objective by attempting to replicate the composition and total return, reduced by Fund expenses, of the Morgan Stanley REIT Index.

S&P 500 Index Fund - To provide long-term growth of capital by investing principally in common stocks. The Fund seeks to achieve its objective by attempting to replicate the composition and total return, reduced by Fund expenses, of the Standard & Poor's 500 Composite Stock Price Index.

Small Cap Index Fund - To provide long-term growth of capital by investing principally in common stocks. The Fund seeks to achieve its objective by attempting to replicate the composition and total return, reduced by Fund expenses, of the Russell 2000 Small Stock Index.

International Index Fund - To provide long-term growth of capital by investing principally in non-U.S. common stocks. The Fund seeks to achieve its objective by attempting to replicate the composition and total return, reduced by Fund expenses, of the Morgan Stanley Capital International Europe, Australia, Far-East (EAFE) Index.

Emerging Markets Index Fund - To provide long-term growth of capital by investing principally in non-U.S. common stocks. The Fund seeks to achieve its objective by attempting to replicate the composition and total return, reduced by Fund expenses, of the Morgan Stanley Capital International-Select Emerging Markets Free Index.

                         CIGNA VARIABLE PRODUCTS GROUP

                                  PROSPECTUS

                                  MAY 1, 1997

                               Money Market Fund
                         Intermediate Bond Index Fund
                           Long-Term Bond Index Fund
                              Utility Index Fund
                                REIT Index Fund
                              S&P 500 Index Fund
                             Small Cap Index Fund
                           International Index Fund
                          Emerging Markets Index Fund

This prospectus contains information about the mutual funds listed above (the "Funds") which are separate portfolios of CIGNA Variable Products Group (the "Trust"), a Massachusetts business trust. Each Fund has distinct investment objectives and policies. Each Fund's investment objectives are listed on the inside cover page.

Shares of the Funds are available and are being marketed exclusively as pooled funding vehicles for life insurance companies writing variable annuity contracts and variable life insurance contracts ("Variable Contracts") and for qualified retirement and pension plans ("Qualified Plans").


This prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Additional information about the Funds, contained in a Statement of Additional Information dated May 1, 1997, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Funds at 950 Winter Street, Suite 1200, Waltham, Massachusetts 02154. The Funds' telephone number is
(860) 726-3700. The Statement of Additional Information is incorporated by reference into this prospectus. The Statement of Additional Information is not a prospectus.

------------------------------------------------------------------------------

        Please read this prospectus and retain it for future reference.

------------------------------------------------------------------------------
Mutual Fund shares are not federally insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, The Federal Reserve Board or any other agency. Shares of the Funds involve investment risks, including the possible loss of principal. The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share, however, there can be no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

------------------------------------------------------------------------------
Like all mutual funds, these securities have not been approved or disapproved by The Securities and Exchange Commission or any state securities commission nor has The Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
------------------------------------------------------------------------------

                         CIGNA VARIABLE PRODUCTS GROUP

                                    SUMMARY

The Trust is an open-end, diversified management investment company offering a selection of investment vehicles for insurance companies issuing variable annuity and variable life insurance contracts and for Qualified Plans. This prospectus offers nine Funds of the Trust. Your Variable Contract may offer one or more of the Funds offered by this prospectus.

Each Fund (except the Money Market Fund) is an "index" fund and attempts to match the investment performance of its benchmark index. The Funds (other than the Money Market Fund) are referred to as the "Index Funds." The Index Funds are not managed in a traditional sense, that is, by making discretionary judgments based on analysis of economic, financial and market conditions. Instead, each Index Fund seeks to match the investment performance of its respective market segment, as represented by its index, by holding a portfolio of securities selected through statistical procedures. Each Index Fund will attempt to be fully invested in securities of its index and normally will invest at least 80% of its net assets in those securities. The Fund's investment adviser, CIGNA Investments, Inc. ("CIGNA Investments") generally selects securities for the Index Funds on the basis of their weightings in the respective indexes. Each Index Fund will only purchase a security that is included in its index at the time of purchase.

While there can be no guarantee that each Index Fund's investment results will precisely match the results of its corresponding index, CIGNA Investments believes that, before deduction of operating expenses, there will be a very high correlation between the returns generated by the Index Funds and their respective indexes. Each Index Fund will attempt to achieve a correlation between the performance of its portfolio and that of its respective index of at least 0.95 before deduction of operating expenses. A correlation of 1.00 would indicate perfect correlation which would be achieved when an Index Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in its index. Each Fund's ability to correlate its performance with its index, however, may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's Corporation, Frank Russell Company, Lehman Brothers or Morgan Stanley calculate their respective indexes, and the timing of purchases and redemptions.

Each Fund has its own distinct investment objective. Although each Fund will be managed by experienced professionals, there can be no assurance that the objective will be achieved.

There are levels of risk involved with each Fund. Investments in money market instruments are subject to the ability of the issuer to make payment at maturity. The value of fixed income securities can be expected to vary inversely with changes in prevailing interest rates, i.e., as interest rates rise, market value tends to decrease, and vice versa. For equity securities, there is the market risk associated with movement of the stock market in general. In addition, there is the financial risk related to earnings stability and overall financial soundness of individual issuers and of issuers collectively which are a part of a particular industry. Certain Funds may invest in securities of foreign issuers, which may be subject to additional risk factors, including foreign currency and political risks, not applicable to securities of U.S. issuers. See "Certain Investments Strategies and Policies" for a discussion of these risks.

Shares of the Funds are sold at their net asset value per share, without sales charge. Please read your insurance company's separate account prospectus or your Qualified Plan's documents for discussions relating to instructions on how to invest in and redeem from each Fund.

CIGNA Investments provides each Fund with investment management and other services. Each Fund pays CIGNA Investments a management fee for the management of investments and business affairs. For a discussion of these, please see "Management of the Funds."

The investment objective of each Fund is deemed to be a fundamental policy which may not be changed without the approval of a majority of the Fund's outstanding shares (within the meaning of the Investment Company Act of 1940 (the "1940 Act")). Further information is available in the Statement of Additional Information.

No one Fund is a balanced investment plan. Investors should consider their investment objective and tolerance for risk when making an investor decision.

The above information is qualified in its entirety by the detailed information appearing elsewhere in this prospectus, the statement of additional information, and, as applicable, the Variable Account prospectus or Qualified Plan documents.

------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                                                                                             PAGE
                                                                                             ----
SUMMARY........................................................................................2

EXPENSE TABLE..................................................................................5

FINANCIAL HIGHLIGHTS...........................................................................8

ABOUT THE FUNDS................................................................................9

INVESTMENT PROGRAMS............................................................................9

CERTAIN INVESTMENT STRATEGIES AND POLICIES....................................................18

INVESTMENT RESTRICTIONS.......................................................................21

ELIGIBLE PURCHASERS...........................................................................22

PURCHASE AND REDEMPTION OF SHARES OF THE FUNDS................................................22

COMPUTATION OF NET ASSET VALUE................................................................22

DISTRIBUTION OF DIVIDENDS AND CAPITAL GAINS...................................................24

TAX MATTERS...................................................................................24

MANAGEMENT OF THE FUNDS.......................................................................25

PERFORMANCE...................................................................................26

THE TRUST, ITS SHARES AND BOARD OF TRUSTEES...................................................27

APPENDIX--DESCRIPTION OF MONEY MARKET INSTRUMENTS.............................................28


                                 EXPENSE TABLE

The following Expense Table lists the transaction expenses and approximate annual operating expenses related to an investment in each of the Funds. The Table does not reflect charges and deductions which are or may be imposed under Variable Contracts or Qualified Plans. Please refer to the applicable Variable Contract prospectus or Qualified Plan documents for such charges. The expenses and fees set forth in the Table are for the fiscal year beginning January 1, 1997.

                       SHAREHOLDER TRANSACTION EXPENSES
                                                                      ALL SERIES
--------------------------------------------------------------------------------
Sales Load Imposed on Purchases....................................     None*
Sales Load Imposed on Reinvested Dividends.........................     None
Redemption Fees....................................................     None**
Exchange Fees......................................................     None

* For the Emerging Markets Index Fund, shareholders are charged a 1.5% portfolio transaction fee, payable directly to the Fund, on each purchase of shares. For the Small Cap Index Fund and the International Index Fund, the portfolio transaction fee on purchases of Fund shares is .75% and .50%, respectively, also payable directly to the applicable Fund.

** For the Emerging Market Index Fund, shareholders are charged a 1% portfolio transaction fee, payable directly to the Fund, on each redemption of shares. For the Utility Index Fund and the REIT Index Fund, shareholders are charged a .5% portfolio transaction fee, payable directly to the applicable Fund, on each redemption of shares held less than one year.

                        Annual Fund Operating Expenses
                    (as a percentage of average net assets)

====================================================================================================================================

                                                                               All Other            Total Fund Operating Expenses
                                                                           Operating Expenses       (Reflects expense limitation.
                                  Management Fees/1/   12b-1 Fees       (After Reimbursement)/1/     See Footnotes/1/ and /2/ below)
Money Market Fund                       .35%               None                   .15%                             .50%

Intermediate Bond Index Fund            .35%               None                   .25%                             .60%

Long-Term Grade Bond Index Fund         .35%               None                   .25%                             .60%

Utility Index Fund                      .25%               None                   .35%                              60%

REIT Index Fund                         .25%               None                    35%                              60%

S&P 500 Index Fund                      .25%               None                   None                             .25%

Small Cap Index Fund                    .50%               None                   .10%                             .60%

International Index Fund                .50%               None                   .30%                             .80%

Emerging Markets Index Fund             .50%               None                   .30%                             .80%

====================================================================================================================================

---------------------
/1/ For a more complete description of the Management Fees, see "Management of the Trust." CIGNA Investments has voluntarily agreed, as to each Fund, to waive such portion of its management fee as is necessary to cause the annual Total Fund Operating Expenses of each Fund not to exceed the following percentages of each of the Fund's average daily net asset value:

          Money Market...............................................................   .50%
          Intermediate Bond Index Fund ..............................................   .60%
          Long-Term Bond Index Fund..................................................   .60%
          Utility Index Fund ........................................................   .60%
          REIT Index Fund  ..........................................................   .60%
          S&P 500 Index Fund.........................................................   .25%
          Small Cap Index Fund.......................................................   .60%
          International Index Fund...................................................   .80%
          Emerging Markets Index Fund................................................   .80%

If this waiver is not sufficient to cause the annual Total Fund Operating Expenses of any Fund not to exceed the applicable percentage of average daily net asset value, CIGNA Investments has agreed to pay such other expenses of the applicable Fund as is necessary to keep annual Total Fund Operating Expenses from exceeding the applicable percentage. These arrangements will continue in effect until May 1, 1998, and afterwards to the extent described in the Funds' then current prospectus. To the extent management fees are waived by CIGNA Investments, or expenses of a Fund are paid by CIGNA Investments, the total return to shareholders will increase. Total return to shareholders will decrease to the extent management fees are no longer waived or expenses of a Fund are no longer paid.

/2/ Total Fund Operating Expenses for the S&P 500 Index Fund for 1996, absent expense reimbursements, were .64% of this Fund's average daily net asset value. Total Fund Operating Expenses for the Money Market Fund for the period from March 1, 1996 (commencement of operations) to December 31, 1996, absent expense reimbursements, were 1.28% (1.53% annualized) of this Fund's average daily net asset value. Other Operating Expense and Total Fund Operating Expenses reflect the current voluntary expense limitation effective January 1, 1997. Operating Expenses for all other Funds are based on estimated amounts for the current fiscal year, after expense reimbursements. Other Operating Expenses include all expenses not specifically assumed by CIGNA Investments. Absent voluntary expense limitations, estimated Other Operating Expenses and Total Fund Operating Expenses (assuming average daily net assets of $10,000,000 per Fund ($15,000,000 for the International Index and Emerging Markets Index Funds)), respectively, would be as follows: Small Cap-.85%, 1.35%; International-.71%, 1.21%; Intermediate Bond-.60%, .95%; Long-Term Bond-.58%, .93%; Utility-.66%, .91%; REIT-.69%, .94%; Emerging Markets-.73%, 1.23%.

PORTFOLIO TRANSACTION FEES
--------------------------

The Emerging Markets Index Fund assesses a portfolio transaction fee on purchases of Fund shares equal to 1.5% of the dollar amount invested and the Small Cap Index Fund and the EAFE Index Fund assess a portfolio transaction fee equal to .75% and .50%, respectively, of the dollar amount invested. The Emerging Markets Index Fund also charges a .5% portfolio transaction fee on each redemption of shares. The Utility Index Fund and the REIT Index Fund charge a
 .5% portfolio transaction fee on each redemption of shares owned less than one year. All portfolio transaction fees are paid to the respective Fund, not to CIGNA Investments. They are not sales charges.

Portfolio transaction fees on purchases apply to initial investments in the applicable Fund and all subsequent purchases (including purchases made by exchange from another Fund), but not to reinvested dividends or capital gains distributions. Portfolio transaction fees on redemptions apply to all redemptions from the applicable Fund.

The purpose of these transactions fees is to allocate transaction cost associated with new purchases and redemptions to investors making those purchases and redemptions, thus insulating existing shareholders from those transaction costs. The portfolio transaction fees represent CIGNA Investment's estimate of the brokerage and other transactions costs incurred by the applicable Funds in acquiring and disposing of securities. Without the fees, the Funds would incur these costs directly, reducing investment performance for all shareholders in each Fund. With the fees, the transaction costs are borne by those investors making purchases or redemptions from the Fund. Because the shareholder, not the Fund, bears these costs, the Funds are expected to track their respective benchmark indexes more closely.

                              FINANCIAL HIGHLIGHTS


The following financial highlights of the following Funds for a share outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants, whose report on the financial statement including this information was unqualified. This information should be read in conjunction with the Funds' financial statements and notes thereto, which, together with the remaining portions of the Funds' 1996 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and in this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Funds' 1996 Annual Report to Shareholders. For a more complete discussion of the Funds' performance, please see the Funds' 1996 Annual Report to Shareholders which may be obtained without charge by writing to the Fund or calling
(860) 726-3700.


                                                                              ---------------------
                                                                              S&P 500 Index Fund \1
                                                                              ---------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                Year Ended December 31,
                                                          1996           1995         1994            1993            1992
------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                    $  10.75       $   8.19      $   9.20        $  11.94        $  12.83
                                                       ---------      ---------     ---------       ---------       ---------
Income from investment operations
Net investment income*                                      0.22           0.21          0.19            0.16            0.12
Net realized and unrealized gain (loss)                     2.17           2.80         (0.13)           0.22            0.34
                                                       ---------      ---------     ---------       ---------       ---------

Total from investment operations                            2.39           3.01          0.06            0.38            0.46
                                                       ---------      ---------     ---------       ---------       ---------
Less distributions:
From net investment income                                 (0.29)         (0.27)        (0.14)          (0.17)          (0.12)
From capital gains                                         (0.45)         (0.18)        (0.85)          (2.95)          (1.23)
In excess of net capital gains                                 -              -         (0.08)              -               -
                                                       ---------      ---------     ---------       ---------       ---------
Total distributions                                        (0.74)         (0.45)        (1.07)          (3.12)          (1.35)
                                                       ---------      ---------     ---------       ---------       ---------

Net asset value, end of period                          $  12.40       $  10.75      $   8.19        $  $9.20        $  11.94
                                                       =========      =========     =========       =========       =========

Total investment return                                    22.48%         36.82%         0.67%           2.97%           3.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                 $ 71,513       $ 66,283      $ 54,728        $ 61,478        $ 68,287
Ratio of operating expenses to average net assets           0.60% a        0.73%         0.78%           0.66%           0.59%
Ratio of net investment income to average net assets        1.78% b        2.05%         2.23%           1.30%           0.94%
Portfolio turnover                                             4%             4%            4%            185%**           82%
Average commission rate ***                              $0.0272
                                                                               ---------------------
                                                                               S&P 500 Index Fund \1
                                                                               ---------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                               Year Ended December 31,
                                                           1991          1990          1989        1988        1987
------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                      $  10.75      $  11.94      $  10.14   $   9.41     $  13.37
                                                         ---------     ---------     ---------  ---------    ---------
Income from investment operations
Net investment income*                                        0.19          0.26          0.28       0.25         0.25
Net realized and unrealized gain (loss)                       3.79         (0.74)         2.67       0.72         0.54
                                                         ---------     ---------     ---------  ---------    ---------

Total from investment operations                              3.98         (0.48)         2.95       0.97         0.79
                                                         ---------     ---------     ---------  ---------    ---------
Less distributions:
From net investment income                                   (0.20)        (0.25)        (0.30)     (0.24)       (0.36)
From capital gains                                           (1.70)        (0.46)        (0.85)       -          (4.39)
In excess of net capital gains                                 -             -             -          -            -
                                                         ---------     ---------     ---------  ---------    ---------
Total distributions                                          (1.90)        (0.71)        (1.15)     (0.24)       (4.75)
                                                         ---------     ---------     ---------  ---------    ---------

Net asset value, end of period                            $  12.83      $  10.75      $  11.94   $  10.14     $   9.41
                                                         =========     =========     =========  =========    =========

Total investment return                                      37.46%       (3.99)%        29.22%     10.33%        3.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                   $ 73,446      $ 60,658      $ 69,389   $ 61,504     $ 70,501
Ratio of operating expenses to average net assets             0.56%         0.59%         0.56%      0.54%        0.51%
Ratio of net investment income to average net assets          1.38%         2.08%         2.18%      2.16%        1.83%
Portfolio turnover                                              77%           63%           55%        38%          75%
Average commission rate ***

a. Ratio of expenses to average net assets prior to expense reimbursements was 0.64% for 1996.
b. Ratio of net investment income to average net assets prior to expense reimbursements was 1.74% for 1996.

* Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent difference between financial and tax accounting.

**   During November 1993, the portfolio was indexed to the S&P 500, resulting in a complete turnover of the portfolio at that time.

*** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rule structures may differ.

-----------------------------------------------------------
1 During periods prior to November 9, 1993, the S&P 500 Index Fund was actively managed. On November 9, 1993, The Board of Trustees authorized CIGNA Investments, Inc., the investment adviser to the Fund, to change the Fund's investment strategy to an indexation approach. See "The Fund's Objective". Prior to October 16, 1985, the Fund was a Maryland corporation. On January 2, 1996 the name of the Fund was changed from Companion Fund to CIGNA Variable Products S&P 500 Index Fund.

                                                         -----------------
                                                         Money Market Fund
                                                         -----------------

---------------------------------------------------------------------------
                                                          March 1 1996+ to
                                                           December , 31
                                                                1996
---------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                            $     1.00
Income from investment operations
Net investment income                                                 0.04
Net realized and unrealized gain on securities                         -
                                                                ----------
Total from investment operations                                      0.04
                                                                ----------

Less Distributions:
Dividends from net investment income                                 (0.04)
Distributions from capital gains                                       -
                                                                ----------
Total Distributions                                                  (0.04)
                                                                ----------

Net asset value, end of period                                  $     1.00
                                                                ----------
Total Return                                                          4.18%*
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)                         $    6,003
Ratio of operating expenses to average net assets                     0.42%**
Ratio of net investment income to average net assets                  4.10%***
Portfolio turnover                                                     N/A


+     Commencement of operations
*     4.99% annualized.
** 0.50% annualized. Ratio of expenses to average net assets prior to reimbursement of expenses was 1.28% (1.53% annualized).
*** 4.90% annualized. Ratio of investment income to average net assets prior to reimbursement of expense was 3.24% (3.87% annualized).

ABOUT THE FUNDS
---------------

The Funds are separate series of CIGNA Variable Products Group, a Massachusetts business trust established by a Master Trust Agreement dated February 4, 1988 and registered under the 1940 Act as a diversified, open-end management investment company (see "The Trust, Its Shares and Board of Trustees"). Each Fund has its own investment objective and policies designed to meet specific investment goals. Each Fund intends to qualify as a regulated investment company for Federal income tax purposes. Their sole purpose is to serve as funding vehicles for the investment of monies paid by holders of Variable Contracts issued through separate accounts of life insurance companies ("Life Companies") or by Qualified Plans. The Qualified Plans and the Life Companies may or may not make all the Funds described in this prospectus available for investment to the Variable Contract owners or Qualified Plan participants, as the case may be. Historically, the Variable Contracts have been issued by Connecticut General Life Insurance Company ("CG Life"), an indirect, wholly-owned subsidiary of CIGNA Corporation. CIGNA Corporation is an insurance and financial services holding company. The Funds may also serve as funding vehicles for Variable Contracts issued by other life insurance companies affiliated with CIGNA Corporation or by life insurance companies which may be unaffiliated with CIGNA Corporation.

The Trust does not foresee any disadvantage to Variable Contract owners arising out of the fact that the Trust offers its shares for products offered by Life Companies which may or may not be affiliated with each other or that it offers its shares to Qualified Plans. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise between Variable Contract owners and participants under Qualified Plans and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one or more Life Company separate accounts or Qualified Plans might withdraw its investment in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

Shares are offered only to Eligible Purchasers (see "Eligible Purchasers"). Shares are offered at net asset value without the imposition of a sales load, sales charge or selling commission.

INVESTMENT PROGRAMS
-------------------

Money Market Fund
-----------------
The Fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments. The Fund intends to invest in money market instruments such as U.S. Government direct obligations and U.S. Government agencies' securities. In addition, the Fund may invest in other money market instruments such as bankers' acceptances, certificates of deposit, commercial loan participations, repurchase agreements, time deposits and commercial paper, all of which will be denominated in U.S. dollars. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. Commercial paper is purchased primarily from U.S. issuers but may be purchased from foreign issuers so long as it is denominated in U.S. dollars. All of these instruments, including commercial loan participations, are briefly described in "Description of Money Market Instruments" and are described more fully in the Statement of Additional Information.

Pursuant to procedures adopted by the Board of Trustees, the Fund may purchase only high quality securities that CIGNA Investments believes present minimal credit risks. To be considered high quality, a security must be a U.S. government security or must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, judged to be of equivalent quality by CIGNA Investments.

High quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating (e.g. Standard & Poor's Corporation's (S&P) A-1 rating) from at least two rating services (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories (e.g., S&P's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the highest rating in order for CIGNA Investments to determine eligibility on the basis of that highest rating. Based on procedures adopted by the Board of Trustees, CIGNA Investments may determine that an unrated security is of equivalent quality to a rated first or second tier security.

The Fund may not invest more than 5% of its total assets in second tier securities. In addition, the Fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The Fund will limit its investments to securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average maturity of 90 days or less.

Intermediate Bond Index Fund and Long-Term Bond Index Fund
----------------------------------------------------------
The Intermediate Bond Index Fund seeks to fulfill its objective by attempting to replicate the composition and total return, reduced by Fund expenses, of the Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index ("Intermediate Index"). The Intermediate Index is a market-weighted index which encompasses three major classes of investment-grade fixed income securities:
U.S. Treasury and agency securities, Corporate bonds, and international (dollar-denominated) bonds, all with maturities between 5 and 10 years.

The Long-Term Bond Index Fund seeks to fulfill its objective by attempting to replicate the composition and total return, reduced by Fund expenses, of the Lehman Brothers Mutual Fund Long (10+) Government/Corporate Index ("Long-Term Index"). The Long-Term Index is a market-weighted index which encompasses three major classes of investment-grade fixed income securities: U.S. Treasury and agency securities, corporate bonds, and international (dollar-denominated) bonds, all with maturities greater than 10 years.

As of December 31, 1995, the major classes of fixed income securities represented the following proportions of the respective bond indexes' total market values:

                                               Intermediate Bond     Long-Term Bond
                                               -----------------     --------------
         U.S. Treasury and Agency Securities           60%                 68%

         Corporate Bonds                               29%                 26%

         International
         (Dollar-Denominated) Bonds                    11%                  6%

         Dollar-weighted
         average maturity (Years)                       7.6 Years          23.3 Years

In its effort to duplicate the investment performance of its index, each Fund will invest in classes of fixed-income securities approximating their relative proportion of its index's total market value. Each Fund will invest at least 80% or more of its assets in securities included in its benchmark index. The indexes measure the total investment return (capital change plus income) provided by a universe of fixed income securities, weighted by the market value outstanding of each security. The securities included in each index generally meet the following criteria, as defined by Lehman Brothers: an outstanding market value of at least $100 Million; and investment-grade quality - i.e., rated a minimum of Baa-3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Corporation.

The Funds will be unable to hold all the individual issues which comprise the indexes because of the large number of securities involved. Instead, each Fund will hold a representative sample of the classes in its respective index, selecting a few issues to represent entire "classes" or types of securities in the index. Each Fund will seek to hold securities which reflect the weighting of the major asset classes in its respective index. The two major classes of securities are U.S. Treasury and agency securities and corporate bonds.

Shareholders in the Intermediate Bond and Long-Term Bond Index Funds are exposed to three types of risks from fixed income securities. Interest rate risk is the potential for fluctuations in bond prices due to changing interest rates. Income risk is the potential for a decline in a Fund's income due to falling market interest rates. Credit risk is the possibility that a bond issuer will fail to make timely payment of either interest or principal to a Fund.

Since longer maturity bonds fluctuate more in price than shorter maturity bonds for a given change in interest rate, the Long-Term Bond Index Fund has higher interest rate risk. To compensate investors for this higher risk, longer maturity bonds usually offer higher yield than shorter maturity bonds, other factors being equal. Usually, income risk is higher for portfolios holding shorter term bonds. Therefore, the Intermediate Bond Index Fund has higher income risk than the Long Term Bond Index Fund.

The Long-Term Bond Fund is also subject to call risk, that is, the possibility that corporate bonds held by the Fund will be repaid prior to maturity. When interest rates are falling, bond issuers often exercise the right to call their bonds or redeem them prior to maturity. For the Fund, the result will be that bonds with high interest rates are "called" and must be replaced with lower yielding instruments. This will cause the income of the Fund to decline.

Neither the Intermediate Bond Index Fund nor the Long-Term Bond Index Fund are sponsored, sold, promoted or endorsed by Lehman Brothers. The Intermediate Index and Long-Term Index are the exclusive property of Lehman Brothers. They have been licensed for use by the Funds.

Utility Index Fund
------------------
The Utility Index Fund seeks to achieve its objective by attempting to replicate the composition and total return, reduced by Fund expenses, of the Russell 1000
(R) Utility Index ("Utility Index").

Frank Russell Company chooses stocks for the Utility Index on the basis of market capitalization and industry participation. To create the Utility Index, Frank Russell Company chooses, with certain exceptions, the 1,000 companies with the largest market capitalizations and further selects those companies from this list that engage in the generation, transmission or distribution of electricity, telecommunications, gas or water. As of December 31, 1995, the Utility Index included 120 companies, reflecting the various segments of the utility industry in the following percentages (on a market capitalization basis):

                                                                                                         % of
         Sector                                                                                          Index
         ------                                                                                          -----
         Telephone/Telecommunications...................................................................  52.51%
         Electric.......................................................................................  32.06%
         Gas and Water..................................................................................   5.11%
         Communications/Long Distance/Cable.............................................................  10.33%


The weighting of stocks in the Utility Index is based on each stock's relative market capitalization. Normally, so long as the Fund has sufficient assets, the Utility Index Fund will hold every stock in the Utility Index and will hold each stock in approximately the same percentage as that stock represents in the Utility Index.

Historically, utility stocks have been one of the least volatile sectors of the U.S. stock market when measured by statistics such as standard deviation of return. Consequently, the Utility Index Fund may have less price volatility utility than other stock index funds, although there can be no assurance of this. The Utility Index Fund is subject to industry risk. Industry risk is the possibility that a particular group of related stocks, such as stocks in a particular industry, will decline in price due to industry specific developments. For the utility industry, these developments could include:

 .    changing regulations which could limit profits, dividends, or access to new markets;

 .   unexpected increases in fuel, environmental compliance, safety or other operating costs, including high interest costs on borrowing needed for capital improvement projects;

 .   increasing competition, particularly among providers of long distance telephone service and gas utilities with the need to make large investments in technology to meet this competition; and

 .   restriction to relatively mature markets, particularly among water companies, which constrain potential for growth.

The Fund will concentrate its investments in the utility industry. As a result, the Fund's investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of industries.

The REIT Index Fund
-------------------
The Fund seeks to fulfill its objective by attempting to replicate the composition and total return, reduced by Fund expenses, of the Morgan Stanley REIT Index ("REIT Index").

A real estate investment trust ("REIT") is a company that invests in a portfolio of real estate in order to earn profits for its shareholders. The REIT Index is made up of the stocks of all publicly-traded equity REITS (except Healthcare REITs) that meet certain criteria. For example, to be included in the REIT Index, a REIT must have a total market capitalization of at least $75 million and have enough shares and trading volume to be considered liquid. The REIT Index Fund invests in equity REITs only. As of December 31, 1995, ninety-three equity REITS were included in the REIT Index. The REIT Index is rebalanced every calendar quarter as well as each time that a REIT is removed from the REIT Index because of corporate activity such as a merger, acquisition, leveraged buyout, bankruptcy, IRS removal of REIT status, fundamental change in business, or a change in shares outstanding.

REITs provide investors with the ability to invest in real estate without owning properties directly. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than the direct ownership of a handful of properties, as well as greater income potential than an investment in common stock. Like any investment in real estate, however, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations.

Stocks in the REIT Index represent a broadly diversified range of property types and regions. The REIT Index's makeup, as of December 31, 1995, was as follows:

       Retail stores..................................................  33.1%
       Residential....................................................  32.6%
       Office.........................................................  14.8%
       Industrial.....................................................  11.3%
       Hotels.........................................................   3.8%
       Other..........................................................   4.4%

The REIT Index's ten largest stocks are expected to make up 30% of its market value. The REIT Index's largest stocks, as of December 31, 1995, were (1) Security Capital Pacific Trust; (2) Security Capital Industrial Trust; (3) Simon Property Group; (4) New Plan Realty Trust; (5) Equity Residential Properties Trust; (6) Winegarten Realty; (7) Kimco Realty Corporation; (8) Franchise Financial Corporation; (9) Vornado Realty Trust; (10) United Dominion Realty.

The REIT Index Fund is subject to, among other risks:

 .   Real Estate Industry Risk - the chance that property values will fall due to a variety of factors, such as a decline in rental rates;

 .   Market Risks - the chance that stock market prices will fall, sometimes suddenly and sharply;

 .   Interest Rate Risk - the chance that changes in interest rates will hurt real estate value.

The Fund's performance normally is strongly linked to the performance of the real estate market. A variety of factors effect real estate values, including supply and demand for properties, the economic health of the country and regions of the country, and the strength of specific industries renting properties. Ultimately, a REIT's performance depends on the performance of the properties it owns.

The REIT Index Fund is not sponsored, sold, promoted, or endorsed by Morgan Stanley. The REIT Index is the exclusive property of Morgan Stanley and is a service mark of Morgan Stanley Group, Inc. It has been licensed for use by the Fund.

S&P 500 Index Fund
------------------
The Fund seeks to fulfill its objective by attempting to replicate the composition and total return, reduced by Fund expenses, of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500").

The S&P 500 includes 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 is an index emphasizing large-capitalization stocks. A company's stock market capitalization is the total market value of its issued and outstanding common stock. Each stock in the S&P 500 has a unique weighting, depending on the number of shares outstanding and its current price. In seeking to replicate the performance of the S&P 500, before deduction of Fund expenses, CIGNA Investments will attempt over time to allocate the Fund's investment among common stocks in approximately the same proportions as they are represented in the S&P 500, beginning with the heaviest weighted stocks that make up a larger portion of the index's value.

The Fund is subject to market risk--i.e., the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

While the Fund seeks to match the performance of the S&P 500, its stock portfolio performance may not match this index exactly. While CIGNA Investments generally will seek to match the composition of the S&P 500 as closely as possible, it may not always invest the Fund's stock portfolio to mirror the S&P 500 exactly. For instance, the Fund may at times have its portfolio weighted differently from the S&P 500 because of the difficulty and expense of executing relatively small stock transactions. In addition, the Fund may omit or remove any S&P 500 stock from the Fund if, following objective criteria, CIGNA Investments judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. Under normal conditions, the Fund anticipates holding at least 480 of the S&P 500 issues at all times.

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the record or beneficial owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally, or in the Fund particularly, or the ability of the S&P 500 to track general stock market performance. S&P's only relationship to CIGNA Investments or the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to CIGNA Investments or the Fund. S&P has no obligation to take the needs of CIGNA Investments or the Fund or the record or beneficial owners of the Fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the valuation of the Fund or the pricing of the Fund's shares or in the determination or calculation of the equation by which the Fund's portfolio investments are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Standard & Poor's 500 Composite Stock Price Index(R) is a trademark of S&P and has been licensed for use by the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY CIGNA Investments, RECORD OR BENEFICIAL OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Small Cap Index Fund
--------------------

The Fund seeks to fulfill its objective by attempting to replicate the composition and total return, reduced by Fund expenses, of the Russell 2000 Small Stock Index ("Russell 2000 Index"). The Russell 2000 Index is composed of approximately 2000 small-capitalization common stocks. The average stock market capitalization of the Russell 2000 Index currently is about $400 million, although the capitalization of some companies included in the Russell 2000 Index is significantly higher. The Small Cap Index Fund is neither sponsored by nor affiliated with the Frank Russell Company. Frank Russell Company's only relationship to the Fund is the licensing of the use of the Russell 2000 Index. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indices.

The Small Cap Index Fund invests in a statistically selected sample of the approximately 2,000 stocks included in the Russell 2000 Index. The stocks of the Russell 2000 Index to be included in the Small Cap Index Fund will be selected utilizing a statistical sampling technique known as "optimization." This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental characteristics (e.g. price-to-book, price-to earnings, debt-to-asset ratios, and dividend yields) closely approximate those of the Russell 2000 Index. The stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Russell 2000 Index as a whole.

Like the S&P 500 Index Fund, the Small Cap Index Fund is subject to market risks, the possibility that common stocks prices will decline. Historically, small-capitalization stocks have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of small firms, lower degree of liquidity in the market for such stock, and the greater sensitivity of small sized companies to changing economic conditions. Beside exhibiting greater volatility, small-size company stocks may, to a degree, fluctuate independently of larger company stocks. Small size company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline.

International Stock Index Fund
------------------------------
The Fund seeks to achieve its objective by attempting to replicate the composition and total return, reduced by Fund expenses, of the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index ("EAFE Index").

The EAFE Index is a capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and United Kingdom.

The International Stock Index Fund is constructed to have aggregate investment characteristics similar to those of the EAFE Index. The Fund invests in a statistically selected sample of the securities included in the EAFE Index, although not all companies within a country will be represented in the Fund at the same time. Stocks are selected for inclusion in the Fund based on country of origin, market capitalization, yield, volatility and industry sector. CIGNA Investments will manage the Fund using advanced statistical techniques to determine which stocks are to be purchased or sold to replicate the EAFE Index. From time to time, adjustments may be made in the Fund because of changes in the composition of the EAFE Index, but these changes should be infrequent.

Investing in securities of foreign issuers involves consideration not typically associated with investing in securities of U.S. Companies. The value of the Fund's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of exchange control or tax regulations in foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in the appreciation or depreciation of the Fund's securities and could affect the Fund's operation. The economy of individual foreign nations may differ from the U.S. economy whether favorably or unfavorably, in areas such as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position. In general, less information is publicly available for foreign issuers than is available for U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to U.S. issuers. Foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends in foreign currency, the value of the Fund's securities as measured in U.S. dollars will be affected by changes in exchange rates. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Fund is authorized to enter into foreign currency exchange transactions. The Fund's securities may be less liquid and the prices may be more volatile than comparable investments in U.S. companies. The settlement periods for foreign securities, which are often longer than those for U.S. securities may affect Fund liquidity. Finally, there may be less government supervision and regulations of securities exchanges, brokers and issuers in foreign countries than in the United States.

Please refer to the disclaimer concerning Morgan Stanley in the section on the Emerging Markets Index Fund.

Emerging Markets Index Fund
---------------------------
The Emerging Markets Index Fund seeks to achieve its objective by attempting to replicate the composition and total return, reduced by Fund expenses, of the Morgan Stanley Capital International-Select Emerging Markets Free Index ("MSCI-Select Emerging Markets Free Index").


The MSCI-Select Emerging Markets Free Index is made up of common stocks of companies located in fourteen emerging markets of Europe, Asia, Africa and Latin America (Argentina, Brazil, Greece, Hong-Kong, Indonesia, Israel, Malaysia, Mexico, Philippines, Portugal, Singapore, South Africa, Thailand and Turkey). The Emerging Markets Index Fund invests in a statistically selected sample of the approximately 500 stocks included in the MSCI-Select Emerging Markets Free Index. Four countries, Malaysia, South Africa, Hong Kong and Brazil, represent a majority of the MSCI-Select Emerging Markets Index, with 17%, 15%, 14% and 11% of the market capitalization of the Index, respectively, as of March 31, 1996. The fourteen countries of the Index and their percentage weightings as of December 31, 1995, were:



Greece . . . . . . . . . . .       1.7%        Hong Kong  . . . . . . . .     13.5%

Portugal . . . . . . . . . .       2.6%        Indonesia  . . . . . . . .      7.0%

Turkey   . . . . . . . . . .       1.7%         Malaysia . . . . . . . .      20.0%
                                   ----

Europe   . . . . . . . . . .       6.0%        Philippines (Free). . . .       3.9%

                                               Singapore  . . . . . . . .      6.6%

Argentina  . . . . . . . . .       4.9%         Thailand   . . . . . . .      12.8%

Brazil . . . . . . . . . . .      14.5%        Israel . . . . . . . . . .      0.0%
                                                                             ------

Mexico (Free)  . . . . . . .      10.2%        Asia . . . . . . . . . . .     63.8%
                                  -----

 Latin America  . . . . . . .     30.2%        South America  . . . . . .      0.0%


The Index includes only shares that U.S. investors are "free" or allowed by law, to purchase and sell and that have sufficient trading liquidity.

The Emerging Markets Index Fund will be unable to hold all of the issues that comprised its index because of the cost involved and the illiquidity of many of the securities. Instead, the Fund will attempt to hold a representative sample of approximately 400 or more of the securities in its index. CIGNA Investments will consider stocks for inclusion in the Fund based on each stock's contribution to certain country, capitalization, industry, and fundamental investment characteristics. The Fund is constructed so that, in the aggregate, the Fund's country, capitalization, industry and fundamental investment characteristics resemble those of the MSCI Select Emerging Markets Free Index. Over time, Fund composition is rebalanced to reflect changes in the characteristics of the index.

In addition to the risks outlined in the discussion of the International Stock Index Fund, investors should be aware that emerging markets can be substantially more volatile than both US and more developed foreign markets. This volatility in emerging markets made be exacerbated by illiquidity. Average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of US markets. Small trading volumes may result in investors being forced to purchase securities at substantially higher prices than the current market, or sell securities at lower prices than the current market.

Neither the International Stock Index Fund nor the Emerging Markets Index Fund are sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of these Funds or any member of the public regarding the advisability of investing in securities generally or in these Funds particularly or the ability of the EAFE Index or the MSCI-select Emerging Markets Free Index ("Morgan Stanley Indexes") to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the Morgan Stanley Indexes which are determined, composed and calculated by Morgan Stanley without regard to the issuer of these Funds or these Funds themselves. Morgan Stanley has no obligation to take the needs of the issuer of these Funds or the owners of these Funds into consideration in determining, composing or calculating the Morgan Stanley Indexes. Inclusion of a security in the Morgan Stanley Indexes in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of these Funds to be issued or in the determination or calculation of the equation by which these Funds are redeemable for cash. Morgan Stanley has no obligation or liability to owners of these Funds in connection with the administration, marketing, or trading of these Funds. These Funds are neither sponsored by nor affiliated with Morgan Stanley.

ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MORGAN STANLEY INDEXES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, MORGAN STANLEY DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORGAN STANLEY INDEXES OR ANY DATA INCLUDED THEREIN. MORGAN STANLEY MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY CIGNA INVESTMENTS OR THE FUNDS, FUND SHAREHOLDERS, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORGAN STANLEY INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. MORGAN STANLEY MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE MORGAN STANLEY INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

CERTAIN INVESTMENT STRATEGIES AND POLICIES
------------------------------------------

In pursuit of their objectives and policies, the Funds may employ one or more of the following strategies.

Money Market Instruments
------------------------
The Index Funds may invest in Money Market Instruments to invest uncommitted cash balances pending investment in securities included in their respective index or to meet anticipated short-term cash needs. The Index Funds will invest in Money Market Instruments (as described in the appendix to this prospectus) for temporary, defensive purposes only under extraordinary circumstances. Of course, the Money Market Fund invests exclusively in Money Market Instruments. Only the Money Market Fund is required to limit such investments to those which, at the date of purchase, are "First Tier" or "Second Tier" securities as those terms are defined in Rule 2a-7 under the 1940 Act.

Futures Contracts, Related Options and Swap Agreements
------------------------------------------------------
Each Index Fund may invest in futures having an aggregate face value of up to 20% of its total assets. The Index Funds may do so in order to maintain cash reserves while simulating full investment and to limit transaction costs should invested assets need to be sold to meet redemption requests, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying index. A futures contract on an index (such as the S&P 500) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or, in the case of index futures contracts, by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs to the Fund.

The Index Funds may also purchase and write call options and put options on indexes and futures contracts on indexes. An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or a short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract generally may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract. See the information set forth below and the Statement of Additional Information for information on the risks associated with these investments.

The Index Funds may also invest in swap agreements. Unlike futures and options, which are publicly traded on exchanges, swap agreements are customized contracts, often arranged through a broker, between two institutions. Swap agreements function like futures.

Each Index Fund's use of index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the Commodity Futures Trading Commission relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that the Funds may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the entity's principal regulator (in the case of the Funds, the Securities and Exchange Commission) to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value (i.e., the net asset value) of the applicable Fund's portfolio. For further information regarding futures contracts and options thereon, see the Statement of Additional Information.

Risk Factors Relating to Futures Contracts and Options
------------------------------------------------------
The use of futures contracts and options may involve risks not associated with other types of instruments which the Index Funds intend to purchase. In particular, a Fund's position in futures contracts and options may be closed out only on an exchange which provides a liquid secondary market therefor, and there can be no assurance that a liquid secondary market will exist for any particular futures contract or option. The inability to close out options and futures positions could have an adverse impact on a Fund's ability to effectively hedge its securities and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. A Fund's ability to hedge effectively through transactions in futures contracts or options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options. It is possible that there may be an imperfect correlation between the hedging instrument and the hedged securities, which could result in an ineffective hedge and a loss to the Fund. See the Statement of Additional Information for a further description of the Funds' investments in futures contracts.

Foreign Currency Forward, Futures and Related Options Transactions
------------------------------------------------------------------
The International Index Fund and the Emerging Markets Index Fund may enter into foreign currency forward and foreign currency futures contracts in order to maintain the same currency exposure as their exchange rates between foreign currencies and the U.S. dollar. A foreign currency forward contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts do not eliminate fluctuations in the underlying prices of securities held by the Funds. Although these contracts tend to minimize the risk of loss due to a decline in the value of a currency that has been sold forward, and the risk of loss due to an increase in the value of a currency that has been purchased forward, at the same time they tend to limit any potential gain that might be realized should the value of the currency increase.

Asset Coverage
--------------
To assure that a Fund's use of futures and related options, as well as when-issued and delayed-delivery securities, interest rate swaps and foreign currency forward futures and related options transactions are not used to achieve excessive investment leverage, a Fund will cover such transactions, as required under applicable interpretations of the Securities and Exchange Commission, either by owning the underlying securities, entering into an offsetting transaction, or by establishing a segregated account with the Fund's custodian containing securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

Securities Lending
------------------

Each Fund may lend its investment securities to qualified institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by a Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

Turnover
--------

The frequency of Fund transactions - the Fund's portfolio turnover rate - will vary from year to year depending on market conditions and a Fund's cash flows. Each Index Fund's annual portfolio turnover rate is not expected to exceed 100%.

INVESTMENT RESTRICTIONS
-----------------------

The following summarizes the Funds' principal investment restrictions. Unless otherwise noted, these restrictions are fundamental and may not be changed without the approval of the lesser of (i) more than 50% of the outstanding shares of a Fund or (ii) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares of that Fund are represented at the meeting in person or by proxy (see "The Trust, Its Shares and Board of Trustees" for a description of the individual's rights with respect to giving voting instructions to Life Companies).

Any investment restriction that involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by a Fund.

A Fund may not:

1. Invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund taken at current value would be invested in the securities of such issuer, except (a) bank certificates of deposit and obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities, and (b) up to 25% of the Money Market Fund's total assets taken at current value may be invested without regard to such 5% limitation in bankers' acceptances in which the Fund may invest consistent with its investment policies.

2. Acquire more than 10% of the voting securities of any issuer or more than 10% of any class of securities of any issuer. (For these purposes, all preferred stocks of any issuer are regarded as a single class, and all debt securities of an issuer are regarded as a single class.)

3. Concentrate more than 25% of its assets in any one industry, except (a) that the Money Market Fund may invest up to 100% of its assets in the domestic banking industry, (b) the Utility Index Fund may invest up to 100% of its assets in the utilities industries, and (c) the REIT Index Fund may invest up to 100% of its assets in the real estate industry.

4. Borrow money in excess of one-third of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes, except that the Index Funds may enter into futures contracts, as indicated. Such borrowings will be repaid before any additional investments are made. Interest paid on such borrowings would reduce the yield on the Fund's investments. (The Board of Trustees regards this restriction as setting forth the Trust's policy with respect to the issuance of senior securities.)

ELIGIBLE PURCHASERS
-------------------

Shares may be purchased only by Eligible Purchasers. Eligible Purchasers are limited to: (1) those separate accounts established by CG Life or by other Life Companies that are registered as unit investment trusts under the Investment Company Act of 1940, as amended, and that serve as the underlying investment vehicles for Variable Contracts; (2) Qualified Plans; and (3) Connecticut General Life Insurance Company (on behalf of Connecticut General Life Insurance Company Field Individual Deferred Compensation Plan) ("CG Life Field Plan"). Thus, Eligible Purchasers who have purchased Fund shares are the only shareholders. Shares may not be purchased by individuals or by the general public. The Board of Trustees of the Trust may broaden or limit the definition of Eligible Purchasers. Purchase of shares is subject to acceptance by the Trust and is not binding until so accepted.

PURCHASE AND REDEMPTION OF SHARES OF THE FUNDS
----------------------------------------------

Shares of the Funds are sold exclusively to and redeemed by Eligible Purchasers on a continuous basis.

Purchase and redemption orders received by Life Companies and Qualified Plans on a given business day from Variable Contract owners or Qualified Plan participants, as the case may be, will be effected at the net asset value of the applicable Fund on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Eligible Purchaser's responsibility to properly transmit purchase and redemption orders and payments in accordance with applicable requirements. Individuals may not place orders directly with the Funds. The Funds do not issue share certificates. Please refer to the prospectus of your Life Company's separate account or Qualified Plan documents for information on how to invest in each Fund.

Investments by Eligible Purchasers in each Fund are expressed in terms of full and fractional shares of each Fund. All investments in the Funds are credited to an Eligible Purchaser's account immediately upon acceptance of the investment by a Fund.

The offering of shares of any Fund may be suspended for a period of time and each Fund reserves the right to reject any specific purchase order. Purchase orders may be refused if, in CIGNA Investments's opinion, they are of a size that would disrupt the management of a Fund.

COMPUTATION OF NET ASSET VALUE
------------------------------

State Street determines the net asset value of shares of each of the Funds as of the close of business on the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading and on any other day on which there is a sufficient degree of trading in a Fund's investments that the current net asset value of its shares might be materially affected. The NYSE is closed on New Year's Day, President's Day, Good Friday, Martin Luther King Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The computation of net asset value is made by dividing each Fund's total net assets by the number of outstanding shares of such Fund at the time of calculation. Net assets are the excess of a Fund's assets over its liabilities. Equity securities, including warrants, that are listed on a national securities exchange or that are part of the NASDAQ National Markets system are valued at the last sale price or, if there has been no sale that day, at the last bid price. Debt and other equity securities actively traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued at the most recent bid price, which may be based upon valuations furnished by a pricing service or from independent securities dealers. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost which approximates market value. Except in the case of the Money Market Fund, short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of a Fund, with the exception of futures contracts which are discussed below, are appraised at fair value as determined in good faith by, or under the authority of, the Board of Trustees of the Trust. The net asset value so computed applies to all purchase orders and redemption requests in the hands of State Street, duly executed in accordance with applicable instructions, on the day of such determination. Any orders received after such time are executed at the net asset value next determined.

Futures Contracts
-----------------
Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

Options on Futures Contracts
----------------------------
The premium paid by a Fund for the purchase of a call or put option on futures contracts is recorded as an investment and subsequently "marked-to-market" to reflect the current market value of the option purchased. The current market value of a purchased option on futures contracts is the last reported sale price or, if no sales are reported, the last bid price. If an option on futures contracts which a Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If a Fund exercises a purchased put option on futures contracts, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a purchased call option on futures contracts, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

Valuation of Money Market Investments
-------------------------------------
Money market investments owned by the Money Market Fund are valued at amortized cost, which approximates market value, in accordance with rules adopted by the

Securities and Exchange Commission. Using the amortized cost valuation method allows the Money Market Fund to maintain its net asset value at $1.00 per share. There is no assurance that this method will always be used, or if used, that the net asset value under certain conditions will not deviate from $1.00 per share. If the Board of Trustees deems it inadvisable to continue the practice of maintaining the net asset value of $1.00 per share they may alter this procedure. The shareholders of the Fund will be notified prior to any such change, unless such change is only temporary, in which case the shareholders will be notified after the change. See the Statement of Additional Information for more information on amortized cost procedures.

DISTRIBUTION OF DIVIDENDS AND CAPITAL GAINS
-------------------------------------------

It is expected that shares of the Funds will be held under the terms of Variable Contracts or Qualified Plans. Under current tax law, dividends or capital gain distributions from any Fund are not currently taxable when left to accumulate within a Variable Contract or Qualified Plans. Depending on the Variable Contract or Qualified Plan, withdrawals from the contracts may be subject to ordinary income tax and, in addition, to a 10% penalty tax on withdrawals before age 59 1/2.

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to pay out all of its net investment income and net realized capital gains for each year. Dividends and net realized capital gains, if any, from the Funds will be distributed at least annually (except that dividends are declared and paid daily in the case of the Money Market Fund). After distribution from a Fund (other than the Money Market Fund), the Fund's share price drops by the amount of the distribution. Because dividends and capital gain distributions are reinvested in shares of the Fund paying the dividend or distribution, the total value of a shareholder's account will not be affected because, although the shares will have a lower price, there will be correspondingly more of them.

TAX MATTERS
-----------

Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to take all other action required to ensure that no Federal income taxes will be payable by the Funds. As a result, each Fund will generally seek to distribute annually to Shareholders most or all of its undistributed taxable income and any undistributed net realized capital gains (after use of any available capital loss carry forwards). Because of this policy, the Funds do not anticipate being subject to the 4% excise tax imposed on the undistributed income of mutual funds.

The Trust was established as the underlying investment for Variable Contracts issued by the Life Companies. (See "About the Funds")

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Variable Contracts held in the Funds. The Code provides that a Variable Contract shall not be treated as an annuity contract or life insurance for any period (and any subsequent period) for which the investments of the underlying Fund are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified. Disqualification of the Variable Contract as an annuity contract or life insurance would result in imposition of federal income tax on contract owners with respect to earnings allocable to the Variable Contract prior to the receipt of payments under the Variable Contract. Section 817(h)(2) of the Code is a safe harbor provision which provides that contracts such as the Variable Contracts meet the diversification requirements if, as of the close of each quarter, the underlying Fund assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consists of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities issued by the Treasury Department in connection with variable life insurance policies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment portfolios underlying Variable Contracts. The Regulations amplify the diversification requirements for Variable Contracts set forth in Section 817(h) of the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55 percent of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70 percent of such value is represented by any two investments; (iii) no more than 80 percent of such value is represented by any three investments; and (iv) no more than 90 percent of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment.

The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of Variable Contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

As indicated elsewhere in this prospectus, Fund shares are also offered for sale to Qualified Plans. The Regulations also provide that satisfaction of the requirements of the Regulations shall not be prevented by reason of the fact that shares in the investment company (i.e., a Fund) may be held by the trustee of a qualified pension or other retirement plan (i.e., Qualified Plan).

Each Fund will be managed in such manner as to comply with these diversification requirements. It is possible that in order to comply with the diversification requirements, less desirable investment decisions may be made which would affect the investment performance of the Fund.

MANAGEMENT OF THE FUNDS
-----------------------

The investment adviser to each of the Funds is CIGNA Investments, an indirect, wholly-owned subsidiary of CIGNA Corporation. CIGNA Investments also serves as investment adviser for other investment companies including investment companies sponsored by affiliates of CIGNA Corporation, and for a number of pension, advisory, corporate and other accounts. CIGNA Investments and other affiliates of CIGNA Corporation manage combined assets of approximately $70 billion. CIGNA Investments's mailing address is 900 Cottage Grove Road, Hartford, Connecticut 06152.

Pursuant to a Master Investment Advisory Agreement the Trust, on behalf of the Funds, employs CIGNA Investments to manage the investment and reinvestment of the assets of the Funds. Subject to the control and periodic review of the Board of Trustees, CIGNA Investments determines what investments shall be purchased, held, sold or exchanged by the Funds and what portion, if any, of the assets of the Funds shall be held in cash and other temporary investments. CIGNA Investments is also responsible for overall management of the business affairs of the Trust and the Funds.

As full compensation for the investment management and all other services rendered by CIGNA Investments, each Fund pays CIGNA Investments a separate fee computed daily and paid monthly at annual rates based on a percentage of the value of the relevant Fund's average daily net assets, as follows: S&P 500 Index Fund--0.25%, Money Market Fund--0.35%; Intermediate Bond Index Fund-- .35%; Long-Term Bond Index Fund--.35%; Utility Index Fund--.25%; REIT Index Fund--.25%; Small Cap Index Fund--.50%; International Index Fund--.50%; Emerging Market Index Fund--.50%.

Each Fund will bear its own expenses. Operating expenses for each Fund generally consist of investment management fees, custodian fees, fees for necessary professional and brokerage services, costs of regulatory compliance, costs associated with maintaining legal existence and all other costs not specifically borne by CIGNA Investments. Trust-wide expenses not identifiable to any particular Fund will be allocated among the Funds. CIGNA Investments has voluntarily agreed to reimburse the Funds to the extent that the annual operating expenses (excluding interest, taxes, amortized organizational expense, transaction costs in acquiring and disposing of portfolio securities and extraordinary expenses) of a Fund exceed a percentage of the value of the relevant Fund's average daily net assets, as follows: S&P 500 Index Fund--0.25%, Money Market Fund--0.50%; Intermediate Bond Index Fund--.60%; Long-Term Bond Index Fund--.60%; Utility Index Fund--.60%; REIT Index Fund--.60%; Small Cap Index Fund--.60%; International Index Fund--.80%; Emerging Market Index Fund--.80%.


The investment management fee payable in 1996 to CIGNA Investments by the S&P 500 Index Fund was 0.25% of average daily net assets, and total expenses of this Fund in 1996 were 0.64% of average daily net assets. The investment management fee payable in 1996 to CIGNA Investments by the Money Market Fund was .35% of average daily net assets, and total expenses of this Fund from March 31, 1996 (inception) to December 31, 1996 were 1.28% of average daily net assets.

CIGNA Investments investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

State Street Bank and Trust Company ("State Street"), Boston, Massachusetts 02105 serves as transfer agent and dividend disbursing agent for the Funds. State Street is also custodian of the assets of the Funds.

From time to time, the Funds may pay brokerage commissions on portfolio transactions to brokers who may be deemed to be affiliates of CIGNA Corporation under the 1940 Act, as amended. See the Statement of Additional Information for further details.

PERFORMANCE
-----------

Each Fund's performance may be quoted in advertising in terms of yield and total return if accompanied by performance of your Life Company's separate account. Performance is based on historical results and not intended to indicate future performance. For additional performance information, contact your Life Company for a free annual report.

The Money Market Fund's yield refers to the income generated by an investment in the Fund over a specified seven day period, expressed as an annual percentage rate. Its effective yield is calculated similarly, but assumes that the income earned from investments is reinvested. The Money Market Fund's effective yield will tend to be slightly higher than its yield because of this compounding effect. For the S&P 500 Index Fund, Yield refers to the income generated by an investment in the Fund over a specified 30-day (or one month) period, expressed as an annual percentage rate.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment in each Fund, including changes in share price (except for the Money Market Fund) and assuming each Fund's dividends and capital gain distributions, if any, are reinvested. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if a Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Fund's return, you should recognize that they are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gain or loss.

Yields and total returns quoted for the Funds include the effect of deducting each Fund's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Qualified Plan. Since shares of the Funds may only be purchased by Eligible Purchasers, you should carefully review the prospectus of the Variable Contract you have chosen or Qualified Plan documents for information on relevant charges and expenses. Excluding these charges from quotations of each Fund's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Fund's performance to that of other funds.

THE TRUST, ITS SHARES AND BOARD OF TRUSTEES
-------------------------------------------

The Trust is a Massachusetts Business Trust established in 1988. The Board of Trustees is authorized in the Trust's Master Trust Agreement to create new series of shares (funds) without the necessity of a vote of shareholders of the Trust. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. Currently the Trust is offering shares of two Funds.

Under the Master Trust Agreement no annual or regular meetings of shareholders are required. Meetings of shareholders of a series will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Master Trust Agreement. It is not expected that shareholder meetings will be held annually.

Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two thirds of the Trustees are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees.

Shares of the Trust may be owned by the CG Life Field Plan, by separate accounts of Life Companies or by Qualified Plans (see "About the Funds" and "Eligible Purchasers"). Pursuant to current interpretations of the 1940 Act, the Life Companies will solicit voting instructions from contract owners with respect to any matters that are presented to a vote of shareholders. With respect to the Qualified Plans, the trustees of such Plans will vote the shares held by the Qualified Plans, except that in certain cases such shares may be voted by a named fiduciary or an investment manager pursuant to the Employee Retirement Income Security Act of 1974. There is no pass-through voting to the participants in the Qualified Plans.

Shares of each Fund will entitle their holders to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of any Fund. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding shall be voted in the aggregate. However, on matters affecting an individual Fund, a separate vote of shareholders of that Fund would be required. Shareholders of a Fund would not be entitled to vote on any matter which does not affect that Fund but which would require a separate vote of another Fund.

When issued, shares of a Fund are fully paid and nonassessable, and have no preemptive or subscription rights. There are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees of the Trust and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any Trustees.

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed on behalf of the Trust. The Master Trust Agreement provides for indemnification from the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

A majority of the Trustees is not affiliated with CIGNA Corporation or any of its subsidiary companies. The Trustees meet quarterly to review the results of the Funds, to monitor investment activities and practices, and to review and act upon future plans for the Funds. The role of the Trustees is not to approve specific investment purchases and sales, but rather to exercise a control and review function.

APPENDIX
--------

DESCRIPTION OF MONEY MARKET INSTRUMENTS
---------------------------------------

U.S. GOVERNMENT DIRECT OBLIGATIONS--Bills, notes, and bonds issued by the U.S. Treasury.

U.S. GOVERNMENT AGENCIES SECURITIES--Certain Federal agencies such as the Government National Mortgage Association have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury.

BANKERS' ACCEPTANCES--A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT--A negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity.

TIME DEPOSITS--A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

COMMERCIAL PAPER--The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months.

COMMERCIAL LOAN PARTICIPATIONS--Participating interests in loans made by a bank, or a syndicate of banks represented by an agent bank, to corporate borrowers. Loan participations may extend for the entire term of the loan or may extend only for short "strips" that correspond to stated payments on the underlying loan. The loans underlying such participations may be secured or unsecured, and a Fund may invest in loans collateralized by mortgages on real property. Each Fund will limit its investments in commercial loan participations to those which are considered by the Trustees (with the advice of CIGNA Investments) to be of comparable quality to permitted commercial paper investments.

REPURCHASE AGREEMENTS--A repurchase agreement is a contractual undertaking whereby the seller of securities (limited to U.S. Government securities, including securities issued or guaranteed by the U.S. Treasury or the various agencies and instrumentalities of the U.S. Government) agrees to repurchase the securities at a specified price on a future date determined by negotiations. The repurchase agreement may be considered a loan by a Fund to the issuer of the agreement, a bank or securities dealer, with the U.S. Government security serving as collateral for the loan.

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks or corporations, may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index.

Custodian and Transfer Agent:
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Investment Adviser:
CIGNA Investments, Inc.
900 Cottage Grove Road
Hartford, Connecticut 06152

Independent Accountants:
Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110

            C I G N A   V A R I A B L E  P R O D U C T S  G R O U P
            -------------------------------------------------------



     S T A T E M E N T   O F   A D D I T I O N A L   I N F O R M A T I O N

                              M A Y  1,  1 9 9 7



==============================================================================



This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectus for CIGNA Variable Products Group, (the series of CIGNA Variable Products Group are referred to as the "Funds" and each separately as a "Fund"), having the same date as the date of this Statement of Additional Information. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the prospectus. No investment in shares of any of the Funds should be made without first reading the prospectus for the Funds. A copy of the prospectus for the Funds may be obtained from CIGNA Variable Products Group c/o CIGNA Investments, 900 Cottage Grove Road, S-215, Hartford, CT 06152-2215.

The financial statements for CIGNA Variable Products Group for fiscal year ended December 31, 1996, as contained in the Annual Reports to Shareholders dated December 31, 1996, are hereby incorporated by reference into this Statement of Additional Information. The financial statements for the fiscal year ended December 31, 1996 have been examined by Price Waterhouse LLP, independent accountants, whose report thereon also is incorporated herein by reference.


The financial statements of the Funds will be delivered with this Statement of Additional Information.


                               TABLE OF CONTENTS
                               -----------------
                                                             PAGE
                                                             ----
 General Information About the Funds.........................  3
 -----------------------------------

 Investment Objectives and Policies..........................  4
 ----------------------------------

 Futures Contracts..........................................  14
 -----------------

 Options on Futures Contracts...............................  15
 ----------------------------

 Risks as to Futures Contracts and Related Options..........  16
 -------------------------------------------------

 Investment Restrictions....................................  19
 -----------------------

 Tax Matters................................................  21
 -----------

 Activities Of Affiliated Companies.........................  24
 ----------------------------------

 Control Persons and Principal Holders of Securities........  25
 ---------------------------------------------------

 Management of the Funds....................................  25
 -----------------------

 Investment Advisory and Other Services.....................  28
 --------------------------------------

 Portfolio Turnover and Brokerage Allocation................  30
 -------------------------------------------

 Performance Information....................................  32
 -----------------------

 Purchase, Redemption and Pricing of Securities.............  36
 ----------------------------------------------

 Dividends..................................................  36
 ---------

 Limitation on Transfers....................................  36
 -----------------------

 Ratings of Securities......................................  36
 ---------------------

GENERAL INFORMATION ABOUT THE FUNDS
-----------------------------------

The Trust has twelve separate series portfolios or Funds:

          High Yield Fund
          Income Fund
          International Stock Fund
          Money Market Fund
          S&P 500 Index Fund
          Intermediate Bond Index Fund
          Long-Term Bond Index Fund
          Utility Index Fund
          REIT Index Fund
          Small Cap Index Fund
          International Index Fund
          Emerging Markets Index Fund.

Prior to January 2, 1996 the sole series of the Trust was the S&P 500 Index Fund, which was formerly known as Companion Fund. The High Yield Fund, Income Fund, International Stock Fund and Money Market Fund were added to the Trust on January 2, 1996. In April 1997 the Intermediate Bond Index Fund, Long-Term Bond Index Fund, Utility Index Fund, REIT Index Fund, Small Cap Index Fund, International Index Fund and Emerging Markets Index Funds (which, together with the S&P 500 Index Fund, are referred to as the "Index Funds") were added to the Trust.

Prior to November 9, 1993, Companion Fund sought to fulfill its investment objective through an active management strategy, investing primarily in common stocks of established medium to large-size companies selected by CIGNA Investments, Inc. ("CIGNA Investments"), its investment adviser, as having prospects for above-average earnings growth. On that date, at the request of Connecticut General Life Insurance Company ("CG Life") (which on its own behalf and through its separate accounts was the Fund's sole shareholder), the Board of Trustees of the Trust authorized CIGNA Investments to change Companion Fund's investment strategy to the indexation approach described in the prospectus.

CIGNA Variable Products Group is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, and was organized as a Massachusetts business trust pursuant to a Master Trust Agreement dated February 4, 1988. On April 26, 1988, the Trust acquired the assets and liabilities of Companion Fund, a series of shares of CIGNA Annuity Funds Group (n/k/a CIGNA Funds Group). As mentioned above, Companion Fund is now known as the S&P 500 Index Fund. Under the Master Trust Agreement, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

Each Fund is a separate series of the Trust. The assets received by the Trust from the issue or sale of shares of each of the Funds, and all income, earnings, profits and proceeds thereof, are specifically allocated to the appropriate Fund, subject only to the rights of creditors. They constitute the underlying assets of each of Fund, are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of each Fund represents an equal, proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Upon any liquidation of the Trust, shareholders of a Fund are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

INVESTMENT OBJECTIVES AND POLICIES
----------------------------------

The following information supplements the material contained in the prospectus regarding each Fund's investment objectives and policies.

Description of Money Market Instruments
---------------------------------------

U.S. GOVERNMENT DIRECT OBLIGATIONS--issued by the U.S. Treasury and include bills, notes, and bonds.

     . Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

     . Treasury notes are longer-term interest bearing obligations with original maturities of one to ten years.

     . Treasury bonds are longer-term interest bearing obligations with original maturities from ten to thirty years.

U.S. GOVERNMENT AGENCIES SECURITIES--Certain Federal agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. These agencies include the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the U.S. Government itself will pay interest and principal on securities as to which it is not legally obligated to do so.

BANKERS' ACCEPTANCES--A banker's acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. When the draft is accepted by a bank, the bank guarantees to pay the face value of the instrument on its maturity date. An investor can purchase a banker's acceptance in the secondary market at the going rate of discount for a specific maturity. In addition to purchasing bankers' acceptances from domestic branches and foreign branches of U.S. commercial banks, bankers' acceptances denominated in each case in U.S. dollars, may be purchased from foreign branches and U.S. branches of foreign banks having at least one billion dollars (U.S.) of assets. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT--A certificate of deposit ("CD") is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. Each Fund may invest in U.S. dollar denominated CD's issued by domestic branches and foreign branches of U.S. banks which are members of the Federal Reserve System; by foreign branches and U.S. branches of foreign banks and by U.S. domiciled savings and loan institutions having in each case at least one billion dollars (U.S.) of assets. CD's issued by foreign branches of U.S. banks are called "Eurodollar CD's" while CD's issued by U.S. branches of foreign banks are called "Yankee CD's."

COMMERCIAL LOAN PARTICIPATIONS--Each Fund will limit its investments in loan participations to those which are considered by CIGNA Investments to be of comparable quality to permitted commercial paper investments. These ratings are described under "Ratings of Securities." Further, for the purposes of each Fund's investment restrictions, each loan participation will be treated as an obligation of both the originating bank (or agent bank in the case of loans originated by a syndicate of banks) and the corporate borrower. In addition, each Fund may only invest up to 5% of the value of its total assets in loan participations.

Loan participations in which a Fund may invest may vary in legal structure. Occasionally, lenders assign to another institution both the lenders' rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. Such novations are relatively rare since they typically require the consent of the borrower. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as "participating interests," do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower. An active secondary market for particular loan participations may not develop, which would result in a substantial restriction on a Fund's ability to liquidate such participations prior to maturity.

REPURCHASE AGREEMENTS--Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. Under the terms of a typical repurchase agreement, a Fund purchases an underlying U.S. Government security, including securities issued or guaranteed by the U.S. Treasury or agencies and instrumentalities of the U.S. Government, for a relatively short period (most likely overnight and usually not more than five days) subject to an obligation of the seller to repurchase, and the Fund to resell, the security at an agreed upon price and time, thereby determining the yield during the Fund's holding period. The arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The Funds may enter into repurchase agreements with banks having $1 billion or more of assets and with broker/dealers having net capital of $100 million or more. The Funds require that the counter-party's obligation under repurchase agreements be sufficiently collateralized so that the value of the underlying collateral securities at least equals the amount of the repurchase agreement. Also, the Funds require that the underlying securities be held by the custodian of Fund assets, either physically or under the Federal Book Entry System.

Repurchase agreements could involve certain risks in the event of default or insolvency of the repurchasing bank or broker/dealer, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. CIGNA Investments, in accordance with procedures adopted by the Board of Trustees of the Trust, monitors and evaluates the credit-worthiness of banks and dealers with which the Funds engage in repurchase agreements.

TIME DEPOSITS--A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. U.S. dollar denominated time deposits may be purchased from domestic branches and foreign branches of U.S. banks which are members of the Federal Reserve System (not including savings and loan institutions) and from foreign branches and U.S. branches of foreign banks having at least one billion dollars (U.S.) of assets.

U.S. dollar denominated certificates of deposit, time deposits and bankers' acceptances issued by foreign branches of U.S. banks or by foreign banks either in the U.S. or abroad may present investment risks in addition to the risks involved in investments in obligations of, or guaranteed by, domestic banks. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other governmental restrictions. Generally, foreign branches of U.S. banks and U.S. branches of foreign banks are subject to fewer U.S. regulatory restrictions than are applicable to domestic banks, and foreign branches of U.S. banks may be subject to less stringent reserve requirements than domestic banks. U.S. branches of foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial record-keeping standards as, domestic banks. Foreign branches of foreign banks generally would not be subject to any U.S. regulatory restrictions or disclosure, financial recordkeeping or accounting requirements.

COMMERCIAL PAPER--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other business entities. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. domiciled issuers. Commercial paper may also be purchased from foreign issuers issued either in the U.S. ("Yankee" commercial paper) or abroad if, in any case, such paper is denominated in U.S.
dollars.

OTHER CORPORATE OBLIGATIONS--Each Fund may purchase notes, bonds and debentures issued by corporations and other business entities. However, the Money Market Fund will purchase such obligations only if at the time of purchase there are 397 days or less remaining until maturity or if they carry a variable or floating rate of interest.

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, or state and local government issuers, and certain debt instruments issued by domestic banks or corporations or other business entities, may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index.

The Money Market Fund may invest in variable and floating rate instruments even if they carry stated maturities in excess of 397 days, upon certain conditions contained in a rule of the Securities and Exchange Commission, but will do so only if there is a secondary market for such instruments or if they carry demand features permitting them to be redeemed upon notice of seven (7) days or less at par, or both.

The Money Market Fund will not invest in variable amount master demand notes. A Fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date a Fund elects to redeem the instrument and the date redemption proceeds are due which affect the ability of the issuer to pay the instrument at par value. CIGNA Investments will monitor on an ongoing basis the earning power, cash flow and other liquidity ratios of the issuers of such instruments, and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Description of Income Instruments for The High Yield Fund
---------------------------------------------------------

As noted in the prospectus, the Fund purchases principally debt securities that are rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Corporation ("S&P").

Included among the high-yield, high risk securities in which the Fund may invest are securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize.

Because investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type constituting high- yield, high risk securities, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuer's creditworthiness tend to occur more frequently and in a more pronounced manner than do such changes with respect to higher quality segments of the fixed income securities market, causing greater yield and price volatility. Commissions and underwriting spreads associated with the purchase of high-yield, high risk bonds are typically higher than those associated with the purchase of high grade bonds. The Fund may also invest in preferred stocks with yields that are attractive, provided that such investments are otherwise consistent with the investment objective and policies of the fund. A preferred stock is an equity security that entitles the holders to a priority in liquidation over holders of the issuer's common stock. In liquidation, the holders of preferred stock are subordinate to the holders of the issuer's debt obligations. Typically, preferred stocks include the right to receive regular dividend payments and may also include conversion rights, put and call obligations and other features. In determining whether to invest in any particular stock, CIGNA Investments will consider all relevant factors, including the dividend yield, its conversion features, if any, its liquidity, and the overall financial condition of the issuer. Under normal circumstances, the Fund will not invest more than 10% of its assets in preferred stock.

The Fund may invest up to 15% of its total assets in "private placements," i.e., securities that are subject to restrictions on resale because they have not been registered under the securities Act of 1933, as amended (the "1933 Act"). Privately placed securities, which include securities eligible for resale under Rule 144A under the 1933 Act, ordinarily can be sold by the Fund in privately negotiated transactions to a limited number and/or particular type of purchases or in a public offering made pursuant to an effective registration statement under the 1933 act. Private or public sales of such securities by the Fund are likely to involve delays and expenses. Private sales require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. For these reasons, restricted securities are less liquid than registered securities and certain restricted securities may be illiquid. The lack of third party evaluation of the credit quality of these securities and the possibility of a less liquid secondary market because of restrictions placed by some investors with respect to the purchase of non-rated securities may also increase the risk to investors.

The Fund will not acquire common stocks, except when (i) attached to or included in a unit with income-generating securities that otherwise would be attractive to the Fund; (ii) acquired through the exercise of equity features accompanying convertible securities held by the Fund, such as conversion or exchange privileges or warrants for the acquisition of stock or equity interest of the same or different issuer; or (iii) in the case of an exchange offering whereby the equity security would be acquired with the intention of exchanging it for a debt security issued on a "when-issued" basis.

Description of Income Instruments for The Income Fund
-----------------------------------------------------

In pursuing its investment objective, the assets of the Income Fund will be principally invested in the following types of interest-bearing securities:

(1) Marketable debt securities that are rated at the time of purchase within the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB); see "Ratings of Securities."

(2)    U.S. Government securities, as described below.

(3) Obligations of, or guaranteed by, U.S. banks or bank holding companies, which obligations are considered by CIGNA Investments to have investment qualities comparable to securities which may be purchased under Item (1) above, although there can be no assurance that said obligations shall have such qualities.

(4) Money market instruments eligible for purchase by the Money Market Fund, which instruments are considered by CIGNA Investments to have investment qualities comparable to securities which may be purchased under Item (1) above, although there can be no assurance that said obligations shall have such qualities.

(5) Marketable securities (payable in U.S. dollars) of, or guaranteed by, the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof.

The balance of the Income Fund's assets may be invested in other fixed-income securities, including straight debt and convertible debt securities and preferred stock. Investment positions may be held in common stock and similar equity securities (including warrants or rights to purchase equity investments as described below) when they are acquired as parts of units with fixed-income securities or upon exercise of such warrants or rights or upon the conversion of such securities. The Income Fund also may purchase and sell interest rate futures contracts and purchase options on futures contracts as described under "Futures Contracts" and "Options on Futures Contracts."

U.S. Government securities include a variety of securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Treasury, by various agencies of the U.S. Government or by various instrumentalities that have been established or sponsored by the U.S. Government. Treasury securities include Treasury bills, Treasury notes and Treasury bonds. Treasury bills have a maturity of one year or less; Treasury notes have maturities of one to ten years; Treasury bonds generally have a maturity of greater than ten years. The Federal agencies established as instrumentalities of the U.S. Government to supervise and finance certain types of activities include the Federal Home Loan Banks, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Land Banks, the Small Business Administration, the Export-Import Bank, the Federal Intermediate Credit Banks and the Bank for Cooperatives.

U.S. Government securities may take the form of participation interests in, and may be evidenced by, deposit or safekeeping receipts. Participation interests are pro rata interests in U.S. Government securities such as interests in pools of mortgages sold by the Government National Mortgage Association; instruments evidencing deposit or safekeeping are documentary receipts for such original securities held in custody by others. The Fund will not invest in obligations of the Asian Development Bank, the Inter-American Development Bank or the International Bank for Reconstruction and Development (World Bank).

U.S. Government obligations, including those that are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Some securities issued by Federal agencies or instrumentalities are only supported by the credit of the agency or instrumentality (such as the Federal Home Loan Banks) while others have an additional line of credit with the U.S. Treasury (such as the Federal National Mortgage Association). Certain securities issued by Federal agencies or instrumentalities backed by the full faith and credit of the U.S. Government include those issued by the Government National Mortgage Association and the Small Business Administration. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Warrants are, in effect, longer term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus its exercise price, thus resulting in a profit. However, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant.

Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing unseasoned companies. The purchase price varies with the security, the life of the warrant and various other investment factors. Investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of the Fund's net assets.

High Yield Fund and Income Fund
-------------------------------

The High Yield Fund, and, to a lesser extent, the Income Fund, invest in debt securities of less than investment grade (i.e., securities rated Ba/BB or below by Moody's and S&P, respectively). Such securities are often referred to as high yield or junk bonds and are typically considered "high risk" securities. High yield bonds may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for high yield bonds and adversely effect their values. Such an economic downturn may be expected to result in increased price volatility of high yield bonds and of the value of the Fund's shares, and an increase in issuers' defaults on such bonds.

Also, issuers of high yield bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Fund invests are subordinated to the prior payment of senior indebtedness, thus potentially limiting the Fund's ability to recover full principal or to receive payments when senior securities are in default. When the secondary market for high yield bonds becomes increasingly illiquid, or in the absence of readily available market quotations for high yield bonds, the relative lack of reliable, objective data makes the responsibility of the Trustees to value the Fund's securities more difficult, and judgement plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the high yield bond market may affect the Fund's ability to dispose of portfolio securities at a desirable price.

The credit rating of a security does not necessarily address its market value risk. Also, ratings may from time to time, be changed to reflect developments in the issuer's financial condition. High yield bonds have speculative characteristics which are apt to increase in number and significance with each lower rating category. Also, prices of high yield bonds have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments.

Certain laws or regulations may have a material effect on the Fund's net asset value and investment practices. For example, legislation requiring federally-insured savings and loan associations to divest their investments in high yield bonds may further adversely affect the market for such bonds.

Characteristics of the Index Funds
----------------------------------

The Index Funds will only purchase securities included in their respective index at the time of purchase (except for money market instruments and derivative securities such as futures and options as disclosed in the prospectus). A Fund may temporarily continue to hold a security that has been deleted from its index pending the rebalancing of the Fund's portfolio. Certain of the Index Funds may not hold all of the issues in their respective indexes because of the costs involved and the illiquidity of some of the securities in the index. In addition, an Index Fund may not hold all of the securities in its index until the Fund has sufficient assets to enable it to acquire all of the securities in its index.

Characteristics of the Income Fund
----------------------------------

Considerations of liquidity and preservation of capital mean that The Income Fund may not necessarily invest in instruments paying the highest available yield at a particular time. This Fund may, consistent with its investment objective, attempt to maximize yields by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. This Fund will also invest to take advantage of what are believed to be temporary disparities in the yields of the different segments of the market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be held by this Fund, may result in frequent changes in portfolio holdings. There usually are no brokerage commissions as such paid in connection with the purchase of securities of the type in which this Fund may invest. See "Brokerage Allocation" for a discussion of underwriters' commissions and dealers' spreads involved in the purchase and sale of portfolio securities.

Changes in interest rates are likely to result in increases or decreases in the value of the investments of the Income Fund. The value of the securities in this Fund can be expected to vary inversely with the changes in prevailing interest rates. Thus, depending upon whether interest rates have increased or decreased since the time a security was purchased, such security, if sold, might be sold at a loss or a gain. If debt instruments are held to maturity, no gain or loss would normally be realized as a result of interest rate fluctuations.

Characteristics of the International Stock Fund
-----------------------------------------------

The Fund will invest in securities listed on foreign securities exchanges or securities traded in the over-the-counter market. Debt securities will be acquired in new offerings or in principal trades with broker/dealers. Ordinarily, the Fund will not purchase securities with the intention of engaging in short-term trading. However, any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of the Fund's investment objective, regardless of the holding period of that security. The rating applied to a debt security or money market instrument (see "Ratings of Securities" below) at the time the security is purchased by the Fund may be changed while the Fund holds such security in its portfolio. This change may affect, but may not compel, a decision to dispose of a security. Nonetheless, the Fund does not intend to hold more than 5% of its net assets in bonds rated below investment grade (i.e. bonds rated BB or Ba or below by S&P or Moody's, respectively or if not so rated, which in the opinion of CIGNA International Investment Advisors, Ltd. ("CIIA"), sub-adviser to the Fund, are of comparable quality). Therefore, the Fund will dispose of any bond, as soon as practicable consistent with achieving an orderly disposition, that would cause the Fund to violate the above-referenced limitation. If the major rating services used by the Fund were to alter their standards or systems for rating, the Fund would then employ ratings under the revised standards or systems that would be comparable to those specified in its current investment objective, policies and restrictions.

Characteristics of the Money Market Fund
----------------------------------------

The types of money market instruments in which the Fund presently invests are listed under "Description of Money Market Instruments" in the prospectus and this statement of additional information. If the Trustees determine that it may be advantageous to invest in other types of money market instruments the Fund may invest in such instruments, if it is permitted to do so by its investment objective, policies and restrictions. As discussed in the prospectus, the Money Market Fund may invest in U.S. dollar-denominated obligations of U.S. and foreign depository institutions, including commercial and savings banks and savings and loan associations. The obligations may be issued by U.S. or foreign depository institutions, foreign branches or subsidiaries of U.S. depository institutions ("Eurodollar" obligations), U.S. branches or subsidiaries of foreign depository institutions ("Yankeedollar" obligations) or foreign branches or subsidiaries of foreign depository institutions. Obligations of foreign depository institutions, their branches and subsidiaries, and Eurodollar and Yankeedollar obligations may involve additional investment risks to the risks of obligations of U.S. institutions. Such investment risk include adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might adversely affect the payment of principal and interest. Generally, the issuers of such obligations are subject to fewer regulatory requirements than are applicable to U.S. banks. Foreign depository institutions, their branches or subsidiaries, and foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the state in which they are located. There may be less publicly available information about a foreign bank or a branch or subsidiary of a foreign bank than about a U.S. institution, and such branches or subsidiaries may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. banks. Evidence of ownership of foreign depository and Eurodollar obligations may be held outside of the United States and the Fund may be subject to the risks associated with the holding of such property overseas. Foreign depository and

Eurodollar obligations of the Fund held overseas will be held by foreign branches of the custodian for the Funds portfolio securities or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). CIGNA Investments will consider the above factors in making investments in foreign depository, Eurodollar and Yankeedollar obligations and will not knowingly purchase obligations which, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, the Fund will limit its foreign depository and Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom and other western industrialized nations. As discussed in the prospectus, the Fund may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. Investments in foreign entities in general involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.

The Money Market Fund's investments in short-term corporate debt and bank money instruments will be rated, or will be issued by issuers who have been rated, in one of the two highest rating categories for short-term debt obligations by a nationally recognized statistical rating organization (an "NRSRO") or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. The Money Market Fund's investments in corporate bonds and debentures (which must have maturities at the date of purchase of 397 days (13 months) or less) will be in issuers who have received from an NRSRO a rating with respect to a class of short-term debt obligations that is comparable in priority and security with the investment in one of the two highest rating categories for short-term obligations or if not rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are six NRSROs: Duff and Phelps Inc., Fitch Investors Services, Inc., IBCA Limited and its affiliate IBCA Inc., Thompson BankWatch, Inc., Moody's Investors Service Inc. and Standard & Poor's Rating Group. See "Appendix--Description of Money Market Instruments".

The rating applied to a security at the time the security is purchased by the Fund may be changed while the Fund holds such security in its portfolio. This change may affect, but will not necessarily compel, a decision to dispose of a security. If the major rating services used by the Fund were to alter their standards or systems for rating, the Fund would then employ ratings under the revised standards or systems that would be comparable to those specified in its current investment objective, policies and restrictions.

The Board of Trustees has established procedures in compliance with Rule 2a-7 under the 1940 Act that include reviews of portfolio holdings by the Trustees at such intervals as they may deem appropriate to determine whether net asset value, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that a deviation having such a result exists, they intend to take such corrective action as they deem necessary and appropriate, including the sale of portfolio instruments prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share by using available market quotations; in which case, the net asset value could possibly be greater or less than $1.00 per share. If the Trustees deem it inadvisable to continue the practice of maintaining the net asset value at $1.00 per share, they may alter this procedure. The shareholders of the Fund will be notified promptly after any such change.

Any increase in the value of a shareholder's investment in the Fund resulting from the reinvestment of dividend income is reflected by an increase in the number of shares in the shareholder's account.

Matters relating to all Funds
-----------------------------

Except as described under "Investment Restrictions," the foregoing investment characteristics are not fundamental and the Board of Trustees may change such policies without shareholder approval. The Board will not change a Fund's investment objectives without the required shareholder vote as set forth in "Investment Restrictions" below. There is risk inherent in any investment, and there is no assurance that any of the strategies and methods of investment available to any Fund will result in the achievement of its objectives.

FUTURES CONTRACTS
-----------------

A stock index assigns relative values to the common stocks included in the index and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Currently, stock index futures contracts can be purchased or sold primarily with respect to broad based stock indices such as the Standard & Poor's 500 Stock Index, the New York Stock Exchange Composite Index, the American Stock Exchange Major Market Index, the NASDAQ - 100 Stock Index the Value Line Stock Index, the Nikkei 225 Stock Average, the Topix, the FT-SE100, the Major Market Index, the Matif Stock Index and the Australia All Ordinairies.

The International Stock Fund will only enter into stock index futures contracts as a hedge against changes resulting from market conditions in the values of the securities held or which the Fund intends to purchase. When the Fund anticipates a significant market or market sector advance, the purchase of a stock index futures contract affords a hedge against not participating in such advance. Conversely, in anticipation of or in a general market or market sector decline that adversely affects the market values of the Fund's portfolio of securities, the Fund may sell stock index futures contracts.

An interest rate futures contract is an agreement between two parties to buy and sell a debt security for a set price on a future date. Currently, there are futures contracts based on a variety of financial instruments including long-term U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills, Eurodollars, the Japanese 10 Year Bond, the German 10 Year Bond, the Australian

10 Year Bond, London InterBank Offer Rate, Sterling, Long Gilt and the Bond Buyer Municipal Bond Index.

In addition to the uses permitted for futures contracts set forth in the prospectus, the Funds may enter into interest rate futures contracts for the purpose of hedging debt securities in their portfolios or the value of debt securities which the Funds intend to purchase. For example, if one of these Funds owned long-term debt securities and interest rates were expected to increase, they might sell interest rate futures contracts. If, on the other hand, these Funds held cash reserves and interest rates were expected to decline, they might purchase interest rate futures contracts. In cases of purchases of futures contracts, an amount of cash and cash equivalents, equal to the market value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Trust's Custodian to collateralize the position and ensure that the use of such futures contracts is unleveraged.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the custodian for the Fund for the account of the broker a stated amount, as called for by a particular contract, of cash or U.S. Treasury bills. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the applicable Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker will be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment with respect to that increase in value. Conversely, where a Fund purchases a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Variation margin payments would be made in a similar fashion when a Fund purchases an interest rate futures contract. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

OPTIONS ON FUTURES CONTRACTS
----------------------------

An option on a futures contract gives the purchaser (the Fund) the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option on a futures contract is exercised on the last trading date prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

The Funds may purchase put options on futures contracts to hedge against the risk of falling prices for their portfolio securities, and may purchase call options on futures contracts as a hedge against a rise in the price of securities which they intend to purchase. Options on futures contracts may also be used to hedge the risks of changes in the exchange rate of foreign currencies. The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities or a foreign currency. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or a foreign currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or underlying securities or currency.

RISKS AS TO FUTURES CONTRACTS AND RELATED OPTIONS
-------------------------------------------------

There are several risks in connection with the use of futures contracts and related options as hedging devices. One risk arises because of the imperfect correlation between movements in the price of hedging instruments and movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. If the price of a hedging instrument moves less than the price of the stocks, debt securities or foreign currency which are the subject of the hedge, the hedge will not be fully effective. If the price of a hedging instrument moves more than the price of the stock, debt securities or foreign currency, a Fund will experience either a loss or a gain on the hedging instrument which will not be completely offset by movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. The use of options on futures contracts involves the additional risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.

Successful use of hedging instruments by a Fund is also subject to CIGNA Investments's ability to predict correctly movements in the direction of the stock market, of interest rates or of foreign exchange rates (foreign currencies). Because of possible price distortions in the futures and options markets and because of the imperfect correlation between movements in the prices of hedging instruments and the investments being hedged, even a correct forecast by CIGNA Investments of general market trends may not result in a completely successful hedging transaction.

It is also possible that where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of stocks or debt securities held in a Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contracts and also experience a decline in the value of its portfolio securities. Similar risks exist with respect to foreign currency hedges.

Positions in futures contracts or options may be closed out only on an Exchange on which such contracts are traded. Although the Funds intend to purchase or sell futures contracts or purchase options only on Exchanges or Boards of Trade where there appears to be an active market, there is no assurance that a liquid market on an Exchange or Board of Trade will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position or purchase an option at such time. In the event of adverse price movements under those circumstances, a Fund would continue to be required to make daily cash payments of maintenance margin on its futures positions. The extent to which the Fund may engage in futures contracts or related options will be limited by Internal Revenue Code requirements for qualification as a regulated investment company and the Fund's intent to continue to qualify as such. The result of a hedging program cannot be foreseen and may cause the portfolio of the Fund to suffer losses which it would not otherwise sustain.

Foreign Currency Transactions (All Funds Except The Money Market Fund)
---------------------------------------------------------------------

The Funds may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

Generally, Funds may engage in both "transaction hedging" and "position hedging". When a Fund engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes a Fund may also purchase exchange-listed call and put options on foreign currencies. A put option on currency gives the Fund the right to sell a currency at a specific exercise price. A call option on currency gives a Fund the right to purchase a currency at a specific exercise price. The time when call and put options are exercisable depends on whether the options are American options or European options. American options are exercisable at anytime during the option period. European options are exercisable only on a designated date.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Funds may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature. For example, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

Regardless of whether CIGNA Investments (or CIGNA International Investments in the case of the International Stock Fund) determines that it is advisable to hedge a Fund's currency risk, the Funds will have to convert their holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

Forward Currency Contracts
--------------------------

A forward currency contract is an agreement between two parties to purchase and sell a specific quantity of a currency at a price specified at the time of the contract, with delivery and settlement at a specified future date. In the case of purchases of forward currency contracts, an amount of cash and cash equivalents, equal to the market value of the portfolio security sold, will be deposited in a segregated account with the Trust's Custodian to collateralize the position and ensure that the use of such contracts is unleveraged.

In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks and their customers). A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades.

Forward currency contracts are less liquid than currency futures contracts, and there is an increased risk of default by the counterparty as compared to futures contracts. Forward currency contracts differ from currency futures contracts in certain other respects as well. For example, the maturity date of a forward contract may be any fixed number of days from the date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward currency contracts are traded directly between currency traders so no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. There is no assurance that a Fund will be able to close a forward contract prior to maturity and, under such circumstances, a Fund may have exposure to adverse changes in exchange rates.

INVESTMENT RESTRICTIONS
-----------------------

Each Fund is subject to the following investment restrictions, unless otherwise noted, which may not be changed without the approval of the lesser of (i) more than 50% of the outstanding shares of a Fund or (ii) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares of that Fund are represented at the meeting in person or by proxy (see "Ownership of Fund Shares" in the Funds' prospectus for a description of the individual's rights with respect to giving voting instructions to Life Companies).

Any investment restriction that involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by a Fund.

A Fund may not:

1. Invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund taken at current value would be invested in the securities of such issuer, except (a) bank certificates of deposit and obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities, and (b) up to 25% of The Money Market Fund's total assets taken at current value may be invested without regard to such 5% limitation in bankers' acceptances in which the Fund may invest consistent with its investment policies and (c) except for the S&P 500 Fund and the Money Market Fund, up to 25% of a Fund's total assets may be invested without regard to this 5% limitation.

2. Acquire more than 10% of the voting securities of any issuer or more than 10% of any class of securities of any issuer. (For these purposes, all preferred stocks of any issuer are regarded as a single class, and all debt securities of an issuer are regarded as a single class.)

3. Concentrate more than 25% of its assets in any one industry, except that (a) the Money Market Fund may invest up to 100% of its assets in the domestic banking industry, (b) the Utility Index Fund will invest up to 100% of its assets in the utilities industries, and (c) the REIT Index Fund will invest up to 100% of its assets in the real estate industry.

4. Invest in securities of businesses less than three years old (including predecessors), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in such securities.

5. Make investments for the purpose of gaining control of a company's management.

6. Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities convertible into or exchangeable for securities of the same issuer as, and equal in amount to, the securities sold short.

7. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin payments in connection with transactions in stock index futures contracts, financial futures contracts and related options thereon will not be deemed to be a purchase of securities on margin by a Fund.

8. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

9. Invest in securities of any issuer if, to the knowledge of the Fund, officers and trustees of the Trust or officers and directors of CIGNA Investments who beneficially own more than 1/2 of 1% of the securities of that issuer, together own more than 5%.

10. Make loans, except (a) by purchase of debt obligations and through repurchase agreements referred to under "Certain Investment Practices" in the Funds' prospectus, provided, however, that repurchase agreements maturing in more than seven days will not exceed 10% of a Fund's total assets (taken at current value) and (b) through the lending of its portfolio securities with respect to not more than 25% of its total assets. (As a matter of policy, securities loans would be made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or cash equivalents at least equal at all times to the value of the securities lent. The borrower pays to the Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received in interest-bearing short-term securities or receive a fee from the borrower. The Fund may call such loans in order to sell the securities involved or to exercise voting or other rights available to it as beneficial owner of the securities involved.)

11. Borrow money in excess of one-third of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes, except that the Funds may enter into stock index futures contracts and financial futures contracts. Such borrowings will be repaid before any additional investments are made. Interest paid on such borrowings would reduce the yield on the Fund's investments. (The Board of Trustees regards this restriction as setting forth the Trust's policy with respect to the issuance of senior securities.)

12. Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of one-third of the value of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by Restriction No. 11 above. (For the purpose of this restriction, collateral arrangements with respect to margin for a financial futures contract or stock index futures contract are not deemed to be a pledge of assets.)

13. Purchase or sell mortgages or real estate, although it may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate. This restriction shall not apply to the REIT Index Fund, which will invest up to 100% of its assets in real estate investment trusts.

14. Purchase or sell commodities or commodity contracts, except, however, that a Fund may purchase and sell stock index futures and options thereon and financial futures contracts and options thereon.

15. Purchase options or puts, calls, straddles, spreads or combinations thereof except, however, a Fund may purchase and sell options on stock index futures contracts and on stock indices and options on financial futures contracts; in connection with the purchase of fixed income securities, however, a Fund may acquire warrants or other rights to subscribe for securities of companies issuing such fixed-income securities or securities of parents or subsidiaries of such companies. (See "Description of Income Instruments for The Income Fund" and "Description of Income Instruments for The High Yield Fund" for a description of the policy of these Funds with respect to such warrants or other rights.)

16. Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

The foregoing percentages, as well as those percentages referred to under "Investment Objectives and Policies," will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

TAX MATTERS
-----------

Each series of shares of the Trust is treated as a separate association taxable as a corporation.

Each Fund intends to qualify under the Internal Revenue Code of 1986 (the "Code"), as amended, as a regulated investment company ("RIC") for each taxable year. As of the date hereof, each Fund must, among other things, meet the following requirements: A. Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, foreign currencies, or other income including but not limited to gains from options, futures or forward contracts derived with respect to its business of investing in such stock, securities or currencies. B. Each Fund must generally derive less than 30% of its gross income from the sale or disposition of any of the following held less than three months: i) stock or securities, ii) options, futures, or forward contracts (other than options, futures, or forward contracts on foreign currencies), or iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies or options, futures or forward contracts are not directly related to the Fund's business of investing in stock, securities or options and futures thereon. There are exceptions to the 30% test when a Fund, in combination with other factors, realizes gains to satisfy abnormal redemptions. Abnormal redemptions occur on any day when net redemptions exceed one percent of the Fund's net asset value. Accordingly, the extent to which the Funds may engage in futures contracts and related options may be materially limited by this 30% test with the exception of the Money Market Fund which does not engage in such transactions. C. Each Fund must diversify its holdings so that, at the end of each fiscal quarter: i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S.
Government securities).

As a RIC, each Fund will not be subject to Federal income tax ("FIT") on its income and gains distributed to shareholders if it distributes at least 90% of its investment company taxable income for the taxable year. Under the provisions of Section 817(h) of the Code, a variable annuity contract - other than a contract issued in connection with certain tax qualified retirement plans or retirement plans maintained by certain government employers - will not be treated as an annuity contract for any period for which the investments of the separate account, such as the separate accounts that are eligible to purchase shares of the Fund, are not "adequately diversified". In general, the regulations issued under Section 817(h) provide that a separate account shall be considered adequately diversified if the assets of such separate account are invested so that no more than 55% of the value of such assets is represented by any one investment, no more than 70% of such value is represented by any two investments, no more than 80% of such value is represented by any three investments and no more than 90% is represented by any four investments. The Code allows a separate account to look through to the assets of a regulated investment company for purposes of the "adequately diversified" requirement. Each Fund intends that the investments in its portfolio shall be "adequately diversified". For these purposes, all securities of the same issuer are treated as a single investment. However, in the case of government securities each government agency or instrumentality is treated as a separate issuer. The regulations include a specific definition of "government security" which includes any security issued, guaranteed or insured by the United States or any instrumentalities of the United States. In addition, a certificate of deposit for any of the foregoing securities is included within the definition of a "government security." Accordingly, certain Fund investments may be treated as "government securities" for the purpose of Section 817(h) of the Code, even though such investments may not be treated as a government security when such phrase is used elsewhere in the prospectus or Statement of Additional Information.

All Funds except the Money Market Fund:
--------------------------------------
Section 1092 of the Code affects the taxation of certain transactions involving futures or options contracts. If a futures or options contract is part of a "straddle" (which could include another futures contract or underlying stock or securities), as defined in Section 1092 of the Code, then, generally, losses are deferred first to the extent that the modified wash sale rules of the Section 1092 regulations apply, and second to the extent of unrecognized gains on offsetting positions. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Sections 1092 and 246 of the Code and the regulations thereunder also suspend the holding periods for straddle positions with possible adverse effects regarding long-term capital gain treatment and the corporate dividends-received deduction. In certain cases, the wash sale rules of Section 1091 of the Code may operate to defer deductions for losses.

Section 1256 of the Code generally requires that futures contracts and options on future contracts be "marked-to-market" at the end of each year for Federal income tax purposes. Section 1256 further characterizes 60% of any gain or loss with respect to a futures contract as long-term capital gain or loss and 40% as short-term capital gain or loss. If a futures contract is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

The Funds may invest in certain foreign currency transactions which may be subject to taxation under Section 988.

International Stock Fund, International Index Fund and Emerging Markets Index
-----------------------------------------------------------------------------
Fund
----

If more than 50% of the value of a Fund's total assets consist of foreign stock or securities at the close of its taxable year, the Fund may elect to pass through the credit or deduction for foreign taxes to shareholders who are U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts, and estates). As a result, shareholders who want to take the benefit of the foreign tax credit or deduction on their U.S. income tax returns would include in gross income, in addition to taxable dividends actually received from the Fund, their proportionate share of foreign taxes paid by the Fund. If the Fund makes such an election, it will report to shareholders, shortly after the end of the taxable year, their proportionate share of gross foreign source income and foreign taxes paid by the Fund.

A Fund may invest in shares of stock of a foreign entity which is classified under the Internal Revenue Code as a Passive Foreign Investment Company

("PFIC"). Investments in PFIC's may affect the character of gains, the timing of recognition of gains or losses, and the amount of gains or losses recognized. In addition, such investments may subject the Fund to a U.S. federal income tax which cannot currently be eliminated by making distributions to Fund shareholders.

A foreign corporation may be classified as a PFIC for a taxable year if 75% or more of its gross income is passive income or the average holdings of assets that produce passive income is at least one half of its total assets. Passive income would include investment income, including but not limited to, interest and dividend income. Under IRS rules, the Fund may be taxed on its share of gain from a disposition of the PFIC stock, or an excess distribution from the PFIC stock whether or not the income is distributed by the Fund to its shareholders. In general, such gains or excess distributions are held to be earned ratably over the period the Fund held the PFIC stock. Amounts allocated to the Fund's prior taxable years will be taxed at the highest corporate rate in effect for that year and an interest factor will be added to the tax. Excess distributions and gains from the disposition of the PFIC stock are treated as ordinary income.

Where feasible, the Funds intend to make either (1) a qualified electing fund ("QEF") election or (2) a mark-to-market election under IRS rules in order to avoid the imposition of a Fund level tax on its PFIC holdings.

If a QEF election is made a Fund must include in its gross income its share of the ordinary earnings and net capital gains from the PFIC shares in the year that the election is made (and all future years the PFIC stock is held) regardless of whether distributions are received from the PFIC in the current year. This income would then be passed through to shareholders. Under a mark-to-market election, if the fair market value ("FMV") of the Fund's PFIC shares at the end of its taxable year is greater than the FMV of the shares at the beginning of its taxable year (or the date of purchase whichever is later), the difference will be included in the Fund's gross income whether or not the Fund's shares are sold in that year. This income would then be passed through to shareholders as ordinary income. Any mark-to-market gain recognized by the Fund would be added to its tax basis in the PFIC shares. If, however, as of the end of the Fund's taxable year the FMV of the PFIC shares has decreased relative to their FMV at the beginning of the year (or the date of purchase whichever is later), the Fund would not be entitled to recognize the loss.

Shareholders who are not U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

ACTIVITIES OF AFFILIATED COMPANIES
----------------------------------

From time to time, as purchases of securities are made for the portfolios of companies affiliated with CIGNA Corporation it is possible that two or more portfolios may simultaneously purchase or sell the same security. To the extent that two or more such portfolios, buying or selling the same security, increase the total demand or supply, there may be an adverse effect on the price of such security or on the amount which the Fund can purchase or sell.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
---------------------------------------------------

As of the date of this statement of additional information, all of the outstanding shares of each Fund are owned by CG Life, which is considered an "affiliate" of the Trust. CG Life is a stock life insurance company domiciled in the state of Connecticut. The offices of CG Life are located at 900 Cottage Grove Road, Bloomfield, CT 06002. CG Life is an indirect, wholly-owned subsidiary of CIGNA Corporation. CG Life owns Fund shares on behalf of separate accounts registered as unit investment trusts under the 1940 Act. Under the 1940 Act, unit investment trust variable contractowners are afforded pass through voting privileges for most matters concerning Fund shares owned by the unit investment trust. This means that although CG Life is the shareholder of the Fund, variable contractowners will actually be voting on Fund matters.

MANAGEMENT OF THE FUNDS
-----------------------

The Trustees and the executive officers of the Trust are listed below, together with information as to their principal occupations during the past five years and other principal business affiliations. Currently each holds the equivalent position as Trustee and/or officer of CIGNA Institutional Funds Group and CIGNA High Income Shares, and holds a similar position as Director and/or executive officer of INA Investment Securities, Inc. Correspondence with any Trustee or officer may be addressed to the Trust, 950 Winter Street, Waltham, Massachusetts 02154.

R. BRUCE ALBRO*, 54, Trustee; Senior Managing Director and Division Head, CIGNA Portfolio Advisers, a division of CIGNA Investments; Chairman of the Board and President, CIGNA Funds Group, CIGNA Institutional Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and INA Investment Securities, Inc. Mr. Albro is also an officer or director of various other entities which are subsidiaries or affiliates of CIGNA. Previously Trustee, CIGNA Funds Group; Managing Director - Division Head, CII; Managing Director, CII; Senior Vice President, CII and CIGNA Investment Management Company and President, CIGNA Capital Brokerage, Inc.

HUGH R. BEATH, 65, Trustee; Advisory Director, AdMedia Corporate Advisors, Inc.; previously Chairman of the Board of Directors, Beath Advisors, Inc. Chairman, President and Chief Executive Officer, ADVO-System, Inc. (presently known as ADVO, Inc.) (direct mail advertising); Executive Vice President, Operations, John Blair & Co. (marketing and communications); President, Specialty Grocery Products Division, R. J. Reynolds Industries (consumer products); and Vice President and Treasurer, Heublein, Inc. (maker of distilled spirits).


RUSSELL H. JONES, 52, Trustee; Vice President and Treasurer, Kaman Corporation (helicopters and aircraft components, scientific research); Trustee, Connecticut Policy and Economic Counsel; Corporator, Hartford Seminary;

Secretary, Bloomfield Chamber of Commerce.

PAUL J. MCDONALD, 53, Trustee; Senior Executive Vice President, and Chief Administrative Officer, Friendly Ice Cream Corporation (family restaurants/dairy products); Chairman, Dean's Advisory Council, University of Massachusetts School of Management; Vice Chairman, Springfield YMCA; Corporator, Springfield Institution for Savings; Trustee, Springfield College; Regional Director - Western Massachusetts, Bank of Boston. Previously, Vice President, Finance and Chief Financial Officer, Friendly Ice Cream Corporation.

ARTHUR C. REEDS, III*, 53, Trustee; President, CIGNA Investment Management; President and Director, CIGNA Investment Group, Inc. and CII; Director, CIGNA International Investment Advisors, Ltd. Mr. Reeds is also an officer or director of various other entities which are subsidiaries or affiliates of CIGNA. Previously Trustee, CIGNA Funds Group; Managing Director - Division Head, CIGNA Portfolio Advisers, a division of CII; Senior Vice President, CII.

ALFRED A. BINGHAM III, 52, Vice President and Treasurer, CIGNA Funds Group (f/k/a CIGNA Annuity Funds Group), CIGNA Institutional Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and INA Investment Securities, Inc.; Assistant Vice President, CII.

JEFFREY S. WINER, 39, Counsel, CIGNA; Vice President and Secretary, CIGNA Funds Group (f/k/a CIGNA Annuity Funds Group), CIGNA Institutional Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and INA Investment Securities, Inc.; previously Attorney, CIGNA; Associate, Tarlow, Levy, Harding & Droney (private law firm).

*Trustees identified with an asterisk are considered interested persons within the meaning of the Investment Company Act of 1940, as amended, because of their affiliation with CIGNA Corporation or its affiliates.

The Board has created an Audit Committee from among its members which meets periodically with representatives of Price Waterhouse LLP, independent accountants for the Trust, a Contracts Committee which, as part of its duties, considers the terms and the renewal of the Master Investment Advisory Agreement with CIGNA Investments and the Sub-Advisory Agreement with CIGNA International Investments, and a Nominating Committee which considers the identification of new members of the Board and the compensation of Trustees. The Nominating Committee, Audit Committee and Contracts Committee consist of Trustees who are not affiliated with CIGNA Corporation or any of its subsidiaries.

The Trust pays no compensation to any of its officers, other than the reimbursement of the costs of the Office of the Treasurer and the Office of the Secretary, or to any of its Trustees who are officers or employees of CIGNA Corporation or its affiliates. The following table shows compensation paid by the Trust and other investment companies in the CIGNA fund complex to Trust Trustees in 1996:




--------------------------------------------------------------------------------------------------------------------------------
                                                                    Pension or
                                                                    Retirement                                  Total
                                                                    Benefits                                    Compensation
                                                                    Accrued As                                  from Trusts and
                                              Aggregate             Part of           Estimated Annual          CIGNA Fund
Name of Person,                               Compensation          Trust             Benefits Upon             Complex Paid to
Position with Trusts                          from Trust            Expense           Retirement                Trustees (c)
 -------------------------------------------------------------------------------------------------------------------------------
R. Bruce Albro, Trustee,                       $ -                  $ -                  $ -                      $ -
Chairman and President

Hugh R. Beath, Trustee (a)                     $ 3,600                -                    -                      $25,600

Russell H. Jones, Trustee                      $ 3,600                -                    -                      $25,600

Paul J. McDonald, Trustee (b)                  $ 3,600                -                    -                      $25,600

Arthur C. Reeds, III, Trustee                     -                   -                    -                        -
                                               ------------         ------------         ------------              ------------
                                               $10,800              $                    $                        $76,800
                                               ============         ============         ============              ============

(a) All of Mr. Beath's 1996 compensation was deferred under a deferred compensation plan for all CIGNA funds (the "Plan") in which he had an aggregate balance of $135,139 as of December 31, 1996. The Plan permits Trustees to defer receipt of all compensation or to revoke the election to defer receipt of Trustee fees and receive payment directly.

(b) All of Mr. McDonald's 1996 compensation was deferred under a deferred compensation plan (the "Plan") for all CIGNA funds in which he had an aggregate balance of $43,898 as of December 31, 1996. The Plan permits Trustees to defer receipt of all compensation or to revoke the election to defer receipt of Trustee fees and receive payment directly.

(c) There were three (3) investment companies besides the Trust in the CIGNA fund complex.

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------

The investment adviser to each of the Funds is CIGNA Investments, an indirect, wholly-owned subsidiary of CIGNA Corporation. CIGNA International Investments serves as investment sub-adviser to The International Stock Fund. CIGNA Investments also serves as investment adviser for investment companies sponsored by affiliates of CIGNA Corporation, and for a number of pension, advisory, corporate and other accounts. CIGNA Investments and other affiliates of CIGNA Corporation manage combined assets of over $70 billion. CIGNA Investments's mailing address is Hartford, Connecticut 06152.

Pursuant to a Master Investment Advisory Agreement between the Trust and CIGNA Investments, CIGNA Investments manages the investment and reinvestment of the assets of the Funds.

Subject to the control and periodic review of the Board of Trustees of the Trust, CIGNA Investments (CIGNA International Investments in the case of The International Stock Fund) determines what investments shall be purchased, held, sold or exchanged for the account of the Funds, and what portion, if any, of the assets of the Funds shall be held in cash and other temporary investments. Accordingly, the role of the Trustees is not to approve specific investments, but rather to exercise a control and review function.

The Trust pays all expenses not specifically assumed by CIGNA Investments including compensation and expenses of Trustees who are not Directors, officers or employees of CIGNA Investments or any other affiliates of CIGNA Corporation; registration, filing and other fees in connection with filings with regulatory authorities; the fees and expenses of independent accountants; costs of printing and mailing registration statements, prospectuses, proxy statements, and annual and periodic reports to shareholders; custodian and transfer agent fees; brokerage commissions and securities transactions costs incurred by the Trust; taxes and corporate fees; legal fees incurred in connection with the affairs of the Trust; and expenses of meetings of the shareholders and Trustees.

CIGNA Investments, at its own expense, furnishes to the Trust office space and facilities and, except with respect to the Office of the Treasurer and Office of the Secretary as provided in the Master Investment Advisory Agreement, all personnel for managing the affairs of the Trust and each of Funds. The Trust and other registered investment companies advised by CIGNA Investments have agreed to reimburse CIGNA Investments for its costs of maintaining the Office of the Treasurer and the cost of the Office of the Secretary as provided in their respective investment advisory agreements. CIGNA Investments has estimated that in 1997 the total expenses of the Office of the Treasurer will not exceed $337,000 and the expenses of the Office of the Secretary are not expected to exceed $94,000. The portion of these expenses allocated to each Fund for calendar year 1997 are not expected to exceed the following amounts:

                                     Office of                     Office of
                                     the Treasurer                 the Secretary
                                     -------------                 -------------
S&P 500                                $ 43,714                       $ 12,193
  Index Fund

Money Market Fund                      $ 14,695                       $  4,099

In 1996 the costs incurred by the Trust for the Office of the Treasurer and the Office of the Secretary were $52,557 and $25,530, respectively.

The Board of Trustees of the Trust has approved the method under which this cost will be allocated to the Trust, and then to each Fund.

As full compensation for the investment management and all other services rendered by CIGNA Investments and any sub-adviser, each Fund pays CIGNA Investments a separate fee computed daily and paid monthly at annual rates based on a percentage of the value of the relevant Fund's average daily net assets, as follows: Income Fund - 0.50%; High Yield Fund - 0.75%; Money Market Fund - 0.35%; S&P 500 Index Fund - 0.25%; International Stock Fund -0.80%; Intermediate Bond Index Fund - 0.35%; Long-Term Bond Index Fund - 0.35%; Utility Index Fund - 0.25%; REIT Index Fund - 0.25%; Small Cap Index Fund - 0.50%; International Index Fund - 0.50% and Emerging Markets Index Fund -0.50%. Reflecting the specialized nature of their investment policies, the management fees paid by High Yield Fund and International Stock Fund exceed those paid by most other investment companies. These fees, however, are comparable to those paid by funds with similar investment objectives.

Trust-wide expenses not identifiable to any particular Fund will be allocated among the Funds. CIGNA Investments has voluntarily agreed to reimburse the Funds to the extent that the annual operating expenses (excluding interest, taxes, amortized organizational expense, transaction costs in acquiring and disposing of portfolio securities and extraordinary expenses) of a Fund exceed a percentage of the value of the relevant Fund's average daily net assets, as follows: High Yield Fund - 1.25%; Income Fund - 1%; International Stock Fund -1.25%; Money Market Fund - 0.50%; S&P 500 Index Fund - 0.25%; Intermediate Bond Index Fund - 0.60%; Long-Term Bond Index Fund - 0.60%; Utility Index Fund -0.60%; REIT Index Fund - 0.60%; Small Cap Index Fund - 0.60%; International Index Fund - 0.80% and Emerging Markets Index Fund - 0.80%.

The S&P 500 Index Fund incurred a management fee payable to CIGNA Investments of $172,165, $213,557 and $201,131 for fiscal years 1996, 1995 and 1994, respectively. The amounts payable for 1996 were reduced by the then applicable expense limitation. The Money Market Fund incurred a management fee payable to CII of $14,474 for fiscal year 1996. This amount was reduced by the then applicable expense limitation.

The Master Investment Advisory Agreement provides that it will continue from year to year as to a Fund provided that such continuance is specifically approved at least annually: (a) by a vote of the "majority of the outstanding voting securities" (as such term is defined in the 1940 Act) of that Fund or by the Board of Trustees of the Trust, and (b) by a vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Master Investment Advisory Agreement provides that it (i) may be terminated at any time without penalty (a) upon 60 days' written notice by vote of the Trustees of the Trust, or with respect to any Fund, by vote of a majority of the outstanding voting securities of such Fund, or (b) by CIGNA Investments upon 90 days' written notice to the Trust in the case of the Master Investment Advisory Agreement and
(ii) will automatically terminate in the event of its "assignment" (as such term is defined in the 1940 Act).

The Master Trust Agreement acknowledges CIGNA Corporation's control over the name "CIGNA." The Trust and the Fund would be obliged to change their names to eliminate the word "CIGNA" (to the extent they could lawfully do so) in the event CIGNA Corporation were to withdraw its permission for use of such name. CIGNA Corporation has agreed not to withdraw such permission from the Trust or a series of the Trust so long as an affiliate of CIGNA Corporation shall be the investment adviser for such series.

The Trust's Custodian and Transfer Agent is State Street Bank and Trust Company ("State Street"), Boston, Massachusetts 02107. Under its Custodian Agreement, State Street maintains the portfolio securities of each Fund, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolio, determines the net asset value of shares of each Fund on a daily basis and performs such other ministerial duties as are included in the Custodian Agreement and Agency Agreement, copies of which are on file with the Securities and Exchange Commission.


Price Waterhouse LLP acts as independent accountants for the Trust. Its offices are at 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse LLP representatives annually perform an audit of the financial statements of the Funds and provide accounting advice and services throughout the year. Price Waterhouse LLP reports its activities and the results of its audit to the Audit Committee of the Board of Trustees. Price Waterhouse LLP also provides certain tax advice to the Trust.

PORTFOLIO TURNOVER AND BROKERAGE ALLOCATION
-------------------------------------------

It is anticipated that each Fund's annual portfolio turnover will not exceed 100%. With respect to Money Market Fund, Intermediate Bond Index Fund, Long-Term Bond Index Fund, High Yield Fund and Income Fund, purchases and sales of portfolio securities are generally transacted with the issuer or a primary market maker of these securities on a net basis, without any brokerage commission being paid by the Funds for such purchases. Purchases from dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases and sales for the other Funds generally involve a broker.

Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the over-the-counter markets, but the price paid usually includes an undisclosed dealer commission or mark-up as well as a disclosed, fixed commission or discount retained by the underwriter or dealer.

It is the policy of CIGNA Investments on behalf of its clients, including the Funds, to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and spreads, and research services received, consistent with obtaining best execution.

In seeking best execution, CIGNA Investments selects broker/dealers on the basis of their professional capability and the value and quality of their brokerage services. Brokerage services include the ability to execute most effectively large orders without adversely affecting markets and the positioning of securities in order to effect orderly sales for clients.

The officers of CIGNA Investments determine, generally without limitation, the broker/dealers through whom, and the commission rates or spreads at which, securities transactions for client accounts are executed. The officers of CIGNA Investments may select a broker/dealer who may receive a commission for portfolio transactions exceeding the amount another broker/dealer would have charged for the same transaction if they determine that such amount of commission is reasonable in relation to the value of the brokerage or research services performed or provided by the broker/dealer, viewed in terms of either that particular transaction or CIGNA Investments' overall responsibilities to the client for whose account such portfolio transaction is executed and other accounts advised by CIGNA Investments or accounts advised by other investment advisers which are related persons of CIGNA Investments.

If two or more broker/dealers are considered able to offer the same favorable price with the equivalent likelihood of best execution, the officers of CIGNA Investments may prefer the broker/dealer who has furnished research services. Research services include market information, analysis of specific issues, presentation of special situations and trading opportunities on a timely basis, advice concerning industries, economic factors and trends, portfolio strategy and performance of accounts.

Research services are used in advising all accounts, including accounts advised by related persons of CIGNA Investments, and not all such services are necessarily used by CIGNA Investments in connection with the specific account that paid commissions to the broker/dealer providing such services.

The overall reasonableness of brokerage commissions paid is evaluated continually. Such evaluation includes review of what competing broker/dealers are willing to charge for similar types of services and what discounts are being granted by brokerage firms. The evaluation also considers the timeliness and accuracy of the research received.

In addition, CIGNA Investments may, if permitted by applicable law, pay for products or services other than brokerage and research services with brokerage commissions as interpreted in SEC Release 34-23170 dated April 23, 1986. Pursuant to that release, products and services which provide lawful and appropriate assistance to CIGNA Investments's investment decision-making process may be paid for with brokerage commissions to the extent such products and services are used in that process.

Where the research service product has a mixed use, that is, the product may serve a number of functions certain of which are not related to the making of investment decisions, CIGNA Investments allocates the cost of the product on a basis which they deem reasonable, according to the various uses of the product, and maintain records documenting the allocation process followed. Only that portion of the cost of the product allocable to research services is paid from the Fund. The Fund does not acquire research services through the generation of credits with respect to principal transactions or transactions in financial futures, except in new issue fixed price underwritings.

The Trust does not presently allocate brokerage commissions to, or place orders for portfolio transactions with, either directly or indirectly, brokers based on their sales of shares of the Funds. Except as noted, the Trust does not utilize an affiliated broker in effecting portfolio transactions and does not recapture commissions paid in such transactions. Brokerage commissions paid by the S&P 500 Index Fund for 1996, 1995 and 1994 totaled $4,940, $4,667 and $3,100, respectively, substantially all of which were paid to firms which provided research services to CIGNA Investments.

As of December 31, 1996, Sanford C. Bernstein & Co., Inc. ("SCB") reported ownership of approximately 8.1% of the outstanding common stock of CIGNA Corporation. Accordingly, CIGNA may be deemed to be an affiliated person of SCB pursuant to the provisions of the 1940 Act. As long as CIGNA may be deemed to be an affiliated person of SCB, a Fund will not engage in any transaction with SCB when SCB is acting for their own account and will engage in brokerage transactions with SCB only under circumstances where the commission, spread or profit received by the broker is fair and reasonable pursuant to rules established by the Securities and Exchange Commission and procedures adopted and monitored by the Board of Trustees of the Trust. During 1996, the Funds did not engage in brokerage transactions with SCB. This amount of brokerage commissions represented less than 1% of the aggregate of brokerage and underwriting commissions paid by the Funds in 1996 and represented less than 1% of the total value of the Funds' portfolio transactions which involved brokerage or underwriting commissions.

PERFORMANCE INFORMATION
-----------------------

Total return and yield figures for the Funds are neither fixed nor guaranteed, and no Fund's principal is insured. Performance quotations reflect historical information and should not be considered representative of a Fund's performance for any period in the future. Performance is a function of a number of factors which can be expected to fluctuate. The Funds may provide performance information in reports, sales literature and advertisements if accompanied by performance of your Life Company's separate account. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

         Advertising Age                         Financial Times                         Kiplinger
         Barron's                                Financial Weekly                        Money
         Barron's/Nelson's                       Financial World                         Mutual Fund Forecaster
         Best's Review                           Forbes                                  Nation's Business
         Broker World                            Fortune                                 New York Times
         Business Week                           Global Investor                         Pensions World
         Changing Times                          Hartford Courant                        Pensions & Investments
         Christian Science Monitor               Institutional Investor                   Personal Investor
         Consumer Reports                        Insurance Forum                         Philadelphia Inquirer
         Economist                               Insurance Weekly                        The Times (London)
         Equity International                    International Business                  USA Today
         FACS of the Week                          Week                                  U.S. News & World Report
         Far Eastern                             Investing                               Wall Street Journal
           Economic Review                       Investor's Chronicle                    Washington Post
         Financial Adviser                       Investor's Daily                        CNN
         Financial Planning                      Journal of the American                 CNBC
         Financial Product News                    Society of CLu & ChFC                 PBS
         Financial Services Week

Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

         Lipper Analytical Services                                      Stanger Report
         CDA Investment Technologies, Inc.                               Weisenberger
         Frank Russell Co.                                               Micropal, Ltd.
         InterSec Research


Although performance data may be useful to prospective investors in comparing with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Yield and Total Return Quotations
---------------------------------------------

The standard formula for calculating total return, as described in the prospectus, is as follows:


                      P(1+T)/n/=ERV

Where       P       =   A hypothetical initial payment of $1,000.
            T       =   average annual total return.
            n       =   number of years.
            ERV     =   ending redeemable value of a hypothetical $1,000
                        payment at the end of the 1, 5, or 10 year periods (or fractional portion of such period).

Cumulative total return across a stated period may be calculated as follows:

                        P(1+V)=ERV

Where       P       =   A hypothetical initial payment of $1,000.
            V       =   cumulative total return.
            ERV     =   ending redeemable value of a hypothetical $1,000
                        payment at the end of the stated period.

The average annual total returns for the S&P 500 Index Fund and the Money Market Fund for the one, five and ten year periods (or since inception, if shorter) ended December 31, 1996 were as follows:

                                              Periods ended December 31, 1996
                                            1 Year       5 Years       10 Years
                                            ------       --------      ---------
S&P 500 Index Fund                          22.48%       12.47%        13.40%
Money Market Fund                            4.18*       _________     _________

** 1 * For period from March 1, 1996 (commencement of operations) to December 31, 1996

Yield Quotations
----------------

* 1 moved from here; text not shown

The standard formula for calculating yield for each Fund except Money Market Fund, as described in the prospectus, is as follows:


    YIELD = 2[((a-b)/(c x d) + 1)/6/-1]


Where       a - dividends and interest earned during a stated 30 day
                period. For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date. Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).
            b = expense accrued during period (net of reimbursement).
            c - the average daily number of shares outstanding during the period.
            d - the maximum offering price per share on the last day of the period.

The standard formula for calculating annualized yield for the Money Market Fund, as described in the prospectus, is as follows:

       Y =        V/1/ - V/o/ x 365
            ----  -----------   ---
                  V/o/           7


Where       Y    = annualized yield.
            V/o/ = the value of a hypothetical pre-existing
                   account in the Fund having a balance of one share at the beginning of a stated seven-day period.
            V/1/ = the value of such an account at the end of the stated
                   period.


The annualized yield for the Money Market Fund for the 7 days ended December 31, 1996 was 5.05%.

The standard formula for calculating effective annualized yield for the Money Market Fund, as described in the prospectus, is as follows:

         EY = [(Y+1)/365/] -1


Where  EY  =  effective annualized yield.
       Y   =  annualized yield, as determined above.


The effective annualized yield for the Money Market Fund for the 7 days ended December 31, 1996 was 5.18%.

For the purpose of the annualized yield and effective annualized yield, the net change in the value of the hypothetical CIGNA Variable Products Money Market Fund account reflects the value of additional shares purchased with dividends from the original share and any such additional shares, and all fees charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES
----------------------------------------------

The Funds may suspend redemptions or postpone the date of payment during any period when: (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or trading on such Exchange is restricted; (b) the Securities and Exchange Commission has by order permitted such suspension for the protection of the Fund's shareholders; or (c) an emergency exists as determined by the Securities and Exchange Commission making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

A Fund's net asset value is calculated by dividing the number of outstanding shares into the net assets of the Fund. Net assets are the excess of a Fund's assets over its liabilities. Additional information concerning purchase and redemption of securities may be found in the current prospectus for the Funds.

The Money Market Fund.
---------------------

The investments of The Money Market Fund are valued at amortized cost. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. The amortized cost method may result at times in determinations of value that are higher or lower than the price the Fund would receive if the instruments were sold. During periods of declining interest rates, use by the Fund of the amortized cost method of valuing its portfolio may result in a lower value than the market value of the portfolio, which could be an advantage to new investors relative to existing shareholders. The converse would apply in a period of rising interest rates.

The valuation of the investments of CIGNA Variable Products Money Market Fund at amortized cost is permitted by the Securities and Exchange Commission, and the Fund is required to adhere to certain conditions so long as it uses this valuation method. The Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will purchase only instruments having remaining maturities of one year or less (except as otherwise noted under "Variable and Floating Note Instruments" under "Description of Money

Market Instruments" in this Statement of Additional Information) and will invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risks. The Board of Trustees has also established procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the Fund's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. Such procedures include a review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value, calculated by using readily available market quotations, deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it will take such corrective action as it deems necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using readily available market quotations in which case, the net asset value could possibly be greater or less than $1.00 per share.

All Other Funds
---------------

Information describing the valuation of securities held in these Funds is found in the prospectus under "Computation of Net Asset Value."

DIVIDENDS
---------

Information concerning dividends is found in the current prospectus for the Funds.

LIMITATION ON TRANSFERS
-----------------------

Whenever the Trust or its duly appointed transfer agent is requested to transfer Fund shares to other than an Eligible Purchaser, the Trust has the right at its election to purchase such shares at their net asset value next effective following the time at which the request for transfer is presented; provided, however, that the Trust must notify the transferee or transferee of such shares in writing of its election to purchase such shares within seven (7) days following the date of such request and settlement for such shares shall be made within such seven-day period.

RATINGS OF SECURITIES
---------------------

Description of Standard & Poor's Corporation ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") commercial paper and bond rating:

COMMERCIAL PAPER RATINGS--Standard & Poor's commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned an "A" rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

      The two highest categories, A-1 and A-2, are described as follows:

"A-1" This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

"A-2" Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. The two highest designations are as follows:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    .      Leading market positions in well-established industries.

    .      High rates of return on funds employed.

    . Conservative capitalization structures with moderate reliance on debt and ample asset protection.

    . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

BOND RATINGS--S&P describes its ratings for corporate bonds as follows:

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's describes its ratings for corporate bonds as follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements, their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MUNICIPAL BOND RATINGS--The four highest ratings of Moody's for Municipal Bonds are Aaa, Aa, A and Baa. Municipal bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to municipal bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated municipal bonds. The Aaa- and Aa-rated municipal bonds comprise what are generally known as "high-grade bonds." Municipal bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper-medium-grade obligations." Factors giving security to principal and interest of A-rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa are considered as "medium-grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

The four highest ratings of Standard & Poor's for municipal bonds are AAA (Prime), AA (High Grade), A (Good Grade) and BBB (Medium Grade). Municipal bonds rated AAA are "obligations of the highest quality." The rating of AA is accorded issues with investment characteristics "only slightly less marked than those of the prime quality issues." The category of A describes "the third strongest capacity for payment-of-debt service." Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because with respect to general obligation bonds, there is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate. The BBB rating is the lowest "investment-grade" security rating by Standard & Poor's. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered. With respect to revenue bonds, debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                            REGISTRATION STATEMENT
                                      on
                                   FORM N-1A

                           PART C: OTHER INFORMATION


Item 24. Financial Statements and Exhibits.
------------------------------------------

(a)     Financial Statements:

        PART A:

         None

        PART B:


         The following Financial Statements of CIGNA Variable Products S&P 500 Index Fund and CIGNA Variable Products Money Market Fund are incorporated by reference into Part B from the Annual Report to Shareholders of CIGNA Variable Products S&P 500 Index Fund dated December 31, 1996 and filed electronically with the Securities and Exchange Commission on March 7, 1997 and the Annual Report to Shareholders of CIGNA Variable Products Money Market Fund dated December 31, 1996 and filed electronically with the Securities and Exchange Commission on March 6, 1997:

         For CIGNA Variable Products S&P 500 Index Fund: Investments in Securities, December 31, 1996 Statement of Assets and Liabilities, December 31, 1996 Statement of Operations, Year ended December 31, 1996

         Statement of Changes in Net Assets, Years ended December 31, 1996 and
           1995
         Notes to Financial Statements

         For CIGNA Variable Products Money Market Fund:
         Investments in Securities, December 31, 1996
         Statement of Assets and Liabilities, December 31, 1996
         Statement of Operations, Period ended March 1, 1996 (Commencement of Operations) to December 31, 1996 Statement of Changes in Net Assets, Period ended March 1, 1996 (Commencement of Operations) to December 31, 1996 Notes to Financial Statements

(b)      Exhibits:

         (1) The First Amended and Restated Master Trust Agreement of Registrant dated as of March 1, 1996, incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement filed electronically March 7, 1996.

         *(1a) Amendment No. 1 to the First Amended and Restated Master Trust Agreement of Registrant dated October 28, 1996, incorporated by reference to Registrant's Registration Statement filed electronically January 28, 1997.


         (1b) Amendment No. 2 to the First Amended and Restated Master Trust by reference to Registrant's Registration Statement filed electronically January 28, 1997.

         (2) The By-Laws of Registrant, incorporated by reference to Registrant's initial Registration Statement filed February 26, 1988.

         (2a) Amendment No. 1 to By-Laws of Registrant dated as of October 25, 1988, incorporated by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement filed March 1, 1994.

         (2b) Amendment No. 2 to By-Laws of Registrant dated as of October 27, 1992, incorporated by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement filed March 1, 1994.

         (2c) Amendment No. 3 to By-Laws of Registrant dated as of February 11, 1994, incorporated by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement filed March 1, 1994.

         (3)        None.

         (4)        Relative to the rights of shareholders, Article IV and
                    Article V of Registrant's First Amended and Restated Master Trust Agreement dated as of March 1, 1996, incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement filed electronically March 7, 1996.

         (4a) Relative to the rights of shareholders, the Participation Agreement among CIGNA Variable Products Group, CIGNA Financial Advisors, Inc. and Connecticut General Life Insurance Company dated as of February 27, 1996, as hereinafter incorporated by reference in Exhibit (9d).

         (5) The Master Investment Advisory Agreement dated as of April 26, 1988 between CIGNA Variable Products Group and CIGNA Investments, Inc., incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement filed April 28, 1988.

         (5a) The Side Letter to the Master Investment Advisory Agreement dated as of November 9, 1995 between CIGNA Variable Products Group and CIGNA Investments, Inc., incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement filed electronically March 7, 1996.

         (5b) The Side Letter to the Master Investment Advisory Agreement dated April 30, 1996 between CIGNA Variable Products Group and CIGNA Investments, Inc., incorporated by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement filed electronically January 28, 1997.


                  (5c) The Side Letter to the Master Investment Advisory Agreement dated February 25, 1997 between CIGNA Variable Products Group and CIGNA Investments, Inc.


                  (5d) The Sub-Advisory Agreement dated as of October 24, 1995 between CIGNA Investments, Inc. and CIGNA International Investment Advisors, Ltd. with respect to CIGNA Variable Products International Stock Fund, a series of shares of Registrant, incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement filed electronically April
                         29, 1996.

         (6)        None.

         (7)        None.

         (8) The Custodian Contract dated as of April 15, 1988 between CIGNA Variable Products Group and State Street Bank and Trust Company, incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement filed April 28, 1988.

         (8a) The Side Letter to the Custodian Contract dated as of February 15, 1996 between CIGNA Variable Products Group and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement filed electronically March 7, 1996.


*        (8b)       The Side Letter to the Custodian Contract dated February 25,
                    1997 between CIGNA Variable Products Group and State Street
                    Bank and Trust company.

         (9) The Transfer Agency and Service Agreement dated as of April 15, 1988 between CIGNA Variable Products Group and State Street Bank and Trust Company, incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement filed April 28, 1988.

         (9a) The Side Letter to the Transfer Agency and Service Agreement dated as of February 15, 1996 between CIGNA Variable Products Group and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement filed electronically March 7, 1996.


 *       (9b)       The Side Letter to the Transfer Agency and Service Agreement
                    between CIGNA Variable Products Group and State Street Bank and Trust Company.

 *       (9c)       The Agreement For Use Of The Term "CIGNA" dated February 4,
                    1988 between CIGNA Variable Products Group and CIGNA
                    Corporation to be filed by amendment.

         (9d) Form of Trustees' Deferred Fee Agreement, incorporated by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement filed electronically October 16, 1995.

         (9e) The Participation Agreement among CIGNA Variable Products Group, CIGNA Financial Advisors, Inc. and Connecticut General Life Insurance Company dated as of February 27, 1996, incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement filed electronically April 29, 1996.

  *      (10)       Opinion of Counsel .

  *      (11)       Consent of Price Waterhouse LLP

         (12)       None.

         (13)       None.

         (14)       None.

         (15)       None.

         (16)       None.

  *      (17)       Financial Data Schedule .

-------------------------
*Filed Herewith.

As of the date hereof, no person is directly controlled by CIGNA Variable Products Group. All of the outstanding shares of CIGNA Variable Products Money Market Fund and CIGNA Variable Products S&P 500 Index Fund, series of shares of CIGNA Variable Products Group, are owned by Connecticut General Life Insurance Company, a Connecticut Corporation governed by the laws of the State of Connecticut, for the benefit of variable annuity and/or variable life insurance contractholders.


Item 26. Number of Holders of Securities.
-----------------------------------------

As of April 1, 1997:

                       (1)
         Title of Class:  Shares of Beneficial Interest

                       (2)

Name of Series                                       Number of Record Holders
--------------                                       ------------------------
High Yield Fund                                               -0-
Income Fund                                                   -0-
International Stock Fund                                      -0-
Money Market Fund                                             -1-
S&P 500 Index Fund                                            -1-
Intermediate Bond Index Fund                                  -0-
Long-Term Bond Index Fund                                     -0-
Utility Index Fund                                            -0-
REIT Index Fund                                               -0-
Small Cap Index Fund                                          -0-
International Index Fund                                      -0-
Emerging Markets Index Fund                                   -0-

Item 27. Indemnification.
------------------------

The First Amended and Restated Master Trust Agreement, dated as of March 1, 1996, as amended (the "Master Trust Agreement"), provides, among other things, for the indemnification out of Registrant's assets (or the assets of a series of Registrant where applicable) of the Trustees and officers of Registrant against all liabilities incurred by them in such capacity, except for liability by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Trustees may consult counsel or other experts concerning the meaning and operation of the Master Trust Agreement, and may rely upon the books and records of Registrant. Trustees are not liable for errors of judgment, mistakes of fact or law, or for the negligence of other Trustees or Registrant's officers or agents.

Trustees are not required to give a bond or other security for the performance of their duties. Payments in compromise of any action brought against a Trustee or officer may be paid by Registrant if approved by either a majority of disinterested Trustees or by independent legal counsel. The right of indemnification under the Master Trust Agreement is not exclusive of any other rights to which the Trustees or officers may be entitled.

The Master Trust Agreement also provides that shareholders shall be indemnified and held harmless by the applicable series of Registrant with respect to actions brought against them in their capacity as shareholders. Also, the Master Trust Agreement provides that creditors of a series of Registrant may look only to the assets of that series for payment; and neither shareholders nor Trustees shall be personally liable therefor. All instruments executed on behalf of Registrant are required to contain a statement to the effect of the foregoing.

CIGNA Investments, Inc., Registrant and other investment companies managed by CIGNA Investments, Inc., their officers, trustees, directors and employees (the "Insured Parties") are insured under an Investment Management Errors and Omissions Insurance Policy in the amount of $10,000,000 offered by Lexington Insurance Company, an affiliate of American International Group on a joint policy basis with CIGNA Investments, Inc. and CIGNA International Investment Advisors, Ltd.

In addition, Registrant and other investment companies managed by CIGNA Investments, Inc. and CIGNA International Investment Advisors, Ltd. are insured under a National Union Fire Insurance Company of Pittsburgh, PA Investment Company Blanket Bond with a stated maximum coverage of $10,000,000. Premiums and policy benefits are allocated among participating companies pursuant to Rule 17g-1(d) under the Investment Company Act of 1940, as amended.

Item 28. Business and Other Connections of Investment Adviser.
-------------------------------------------------------------

As of the date hereof, CIGNA Investments, Inc. ("CII") serves as investment adviser to seven series of shares of CIGNA Funds Group known as CIGNA Income Fund, CIGNA Money Market Fund, CIGNA Government Obligations Cash Fund, CIGNA Government Securities Fund, CIGNA High Yield Fund, CIGNA S&P 500 Index Fund and CIGNA Treasury Obligations Cash Fund; to CIGNA Institutional Funds Group and its series of shares known as CIGNA International Stock Fund; to CIGNA Variable Products Group and its twelve series of shares known as High Yield Fund, Income Fund, International Stock Fund, Money Market Fund, S&P 500 Index Fund, Intermediate Bond Index Fund, Long-Term Bond Index Fund, Utility Index Fund, REIT Index Fund, Small Cap Index Fund, International Index Fund and Emerging Markets Index Fund, ten of such series being inactive at this time, namely, High Yield Fund, Income Fund, International Stock Fund, Intermediate Bond Index Fund, Long-Term Bond Index Fund, Utility Index Fund, REIT Index Fund, Small Cap Index Fund, International Index Fund and Emerging Markets Index Fund; and to CIGNA High Income Shares (CIGNA Funds Group, CIGNA Institutional Funds Group, CIGNA High Income Shares and CIGNA Variable Products Group known collectively as the "Trusts"); and INA Investment Securities, Inc. ("IIS"), all of which (except for IIS and CIGNA High Income Shares) are open-end investment companies, and to certain other companies, most of which are affiliated with CIGNA Corporation. For a description of the business of CII, see its most recent Form ADV (File No. 801-18094) filed with the Securities and Exchange Commission. The principal business address of each of the foregoing companies is as follows:

         CII - 900 Cottage Grove Road, Bloomfield, Connecticut  06002

         The Trusts and each of their series of shares - 950 Winter Street, Suite 1200, Waltham, Massachusetts 02154

         IIS - Two Liberty Place, 1601 Chestnut Street, Philadelphia, Pennsylvania 19192

Substantial business and other connections of the Directors and officers of CII during the past two fiscal years are listed below:



Names of Officers and Directors        Positions with the Adviser and
   of the Investment Adviser         Other Substantial Business Connections
--------------------------------    ----------------------------------------
Harold W. Albert                    Director and Counsel, CII; Director, CIGNA
                                    International Investment Advisors, Ltd.**;
                                    Chief Counsel, CIGNA Investment Management, a
                                    division of CIGNA Corporation*; Counsel,
                                    CIGNA Investment Advisory Company, Inc.*;
                                    Director, Senior Vice President and Chief
                                    Counsel, CIGNA Investment Group, Inc.*;
                                    Director, Global Portfolio Strategies, Inc.
                                    (f/k/a Connecticut General Pension Services,
                                    Inc.)*

Robert W. Burgess                   Director, CII and CIGNA International
                                    Investment Advisors, Ltd.**; Chief Financial
                                    Officer, CIGNA Investment Management, a
                                    division of CIGNA Corporation*; Director and
                                    Senior Vice President, CIGNA Investment
                                    Group, Inc.*; Director, Global Portfolio
                                    Strategies, Inc. (f/k/a Connecticut General
                                    Pension Services, Inc.)*

Arthur C. Reeds, III                President and Chief Investment Officer, CIGNA
                                    Investment Management, a division of CIGNA
                                    Corporation*; President and Director, CII and
                                    CIGNA Investment Group, Inc.*; President,
                                    CIGNA Investment Advisory Company, Inc.*;
                                    Director, CIGNA International Investment
                                    Advisors, Ltd.** and Global Portfolio
                                    Strategies, Inc. (f/k/a Connecticut General
                                    Pension Services, Inc.)*; Trustee, the
                                    Trusts; Director, IIS.

R. Bruce Albro                      Senior Managing Director, CII; Director and
                                    Senior Managing Director, CIGNA Investment
                                    Advisory Company, Inc.*; Director, Global
                                    Portfolio Strategies, Inc. (f/k/a Connecticut
                                    General Pension Services, Inc.)*; Chairman of
                                    the Board, President and Trustee, the Trusts;
                                    Chairman of the Board, President and
                                    Director, IIS.

Mary Louise Casey                   Senior Managing Director, CII and CIGNA
                                    Investment Advisory Company, Inc.*

Richard H. Forde                    Senior Managing Director, CII and CIGNA
                                    Investment Advisory Company, Inc.*;
                                    President, Senior Managing Director and
                                    Director, CIGNA International Investment
                                    Advisors, Ltd.**; Vice President, CIGNA
                                    Institutional Funds Group.

Edward F. Guay                      Senior Managing Director and Chief Economist,
                                    CII; Senior Managing Director, CIGNA
                                    Investment Advisory Company, Inc.*

Malcolm S. Smith                    Senior Managing Director, CII; Director and
                                    Senior Managing Director, CIGNA Investment
                                    Advisory Company, Inc.*



Names of Officers and Directors        Positions with the Adviser and
   of the Investment Adviser         Other Substantial Business Connections
---------------------------------   -----------------------------------------

Philip J. Ward                      Senior Managing Director, CII; Director and
                                    Senior Managing Director, CIGNA Investment
                                    Advisory Company, Inc.*

J. Robert Andrews                   Managing Director, CII.

Kevin D. Barry                      Managing Director, CII.

Julia B. Bazenas                    Managing Director, CII.

Mark E. Benoit                      Managing Director, CII.

Marguerite A. Boslaugh              Managing Director, CII.

Susan B. Bosworth                   Managing Director, CII.

Thomas J. Bowen                     Managing Director, CII and CIGNA Investment
                                    Advisory Company, Inc.*

William C. Carlson                  Managing Director, CII.

Antonio M. Caxide                   Managing Director, CII and CIIA**; previously
                                    Vice President, CII and CIIA.**

Richard H. Chase                    Managing Director, CII.

Rosemary C. Clarke                  Managing Director, CII and CIGNA Investment
                                    Advisory Company, Inc.*

James F. Coggins, Jr.               Managing Director, CII.

Dorothy Cunningham                  Managing Director, CII; previously Vice
                                    President, CII.

Robert F. DeLucia                   Managing Director, CII and CIGNA Investment
                                    Advisory Company, Inc.*; Director, Global
                                    Portfolio Strategies, Inc. (f/k/a Connecticut
                                    General Pension Services, Inc.)*

Mark V. DePucchio                   Managing Director, CII.

Michael Q. Doyle                    Managing Director, CII.

Lawrence A. Drake                   Managing Director, CII and CIGNA Investment
                                    Advisory Company, Inc.*

Denise T. Duffee                    Managing Director, CII.

John G. Eisele                      Managing Director, CII.

Robert Fair                         Managing Director, CII.

John P. Feeney                      Managing Director, CII.

Thomas R. Foley                     Managing Director, CII; previously Vice
                                    President, CII.


Names of Officers and Directors        Positions with the Adviser and
   of the Investment Adviser         Other Substantial Business Connections
---------------------------------   -----------------------------------------

Maurice A. Gordon                   Managing Director, CII; previously Vice
                                    President, CII.

Debra J. Height                     Managing Director, CII and CIAC*; previously
                                    Vice President, CII and CIAC.*

Chris W. Jacobs                     Managing Director, CII.

David R. Johnson                    Managing Director, CII and CIGNA Investment
                                    Advisory Company, Inc.*

Richard H. Kupchunos                Managing Director, CII and CIGNA Investment
                                    Advisory Company, Inc.*

James R. Kuzemchak                  Managing Director, CII.

Edward Lewis                        Managing Director, CII.

Timothy J. Lord                     Managing Director, CII.

Thomas P. Mahoney                   Managing Director, CII.

Richard B. McGauley                 Managing Director, CII and CIGNA Investment
                                    Advisory Company, Inc.*

Bret E. Meck                        Managing Director, CII.

Stephen J. Olstein                  Managing Director, CII.

Stephen A. Osborn                   Managing Director, CII.

Alan C. Petersen                    Managing Director, CII; Vice President, CIGNA
                                    High Income Shares.

Robert E. Peterson                  Managing Director, CII and CIGNA Investment
                                    Advisory Company, Inc.*

Anthony J. Pierson                  Managing Director, CII.


Leon Pouncy                         Managing Director, CII.

Donald F. Rieger, Jr.               Managing Director, CII.

Peter F. Roby                       Managing Director, CII.

James H. Rogers                     Managing Director, CII.

Frank Sataline, Jr.                 Managing Director, CII; previously Vice
                                    President, CII.

James G. Schelling                  Managing Director, CII.

Linda W. Schumann                   Managing Director, CII.

John A. Shaw                        Managing Director, CII; previously Vice
                                    President, CII.


Names of Officers and Directors                 Positions with the Adviser and
   of the Investment Adviser                Other Substantial Business Connections
-------------------------------           -------------------------------------------

Thomas M. Smith                           Managing Director, CII.

Joseph W. Springman                       Managing Director, CII and CIGNA Investment
                                          Advisory Company, Inc.*

Susan S. Sullivan                         Managing Director, CII.

William A. Taylor                         Managing Director, CII.

George Varga                              Managing Director, CII.



Victor J. Visockis, Jr.                   Managing Director, CII.


Deborah B. Wiacek                         Managing Director, CII; previously Vice
                                          President, CII.

Stephen H. Wilson                         Managing Director, CII.

James A. White                            Senior Vice President, CII and CIGNA
                                          Investment Advisory Company, Inc.*

Jean M. Anderson                          Vice President, CII.

Thomas P. Au                              Vice President, CII.



David M. Cass                             Vice President, CII; previously Counsel,
                                          CIGNA companies.

Rosemary S. Cleaves                       Vice President, CII; President and Director,
                                          Global Portfolio Strategies, Inc. (f/k/a
                                          Connecticut General Pension Services, Inc.)*

R. Thomas Clemmenson                      Vice President, CII.

Lee P. Crockett                           Vice President, CII.

Michael P. Daly                           Vice President, CII.

Maryanne P. DePreaux                      Vice President, CII.



Eric C. DiMiceli                          Vice President, CII.

Kim L. DiPietro                           Vice President, CII.

Celia R. Dondes                           Vice President, CII.



Ronald J. Dupont                          Vice President, CII and CIGNA Investment
                                          Advisory Company, Inc.*

Mark W. Everette                          Vice President, CII.


Names of Officers and Directors                     Positions with the Adviser and
   of the Investment Adviser                    Other Substantial Business Connections
-------------------------------              ---------------------------------------------
Daniel E. Feder                              Vice President, CII.

Richard L. Fletcher                          Vice President, CII.

Jonathan S. Frankel                          Vice President, CII.

Ivy B. Freedman                              Vice President, CII.

Keith A. Gollenberg                          Vice President, CII.

William J. Grady                             Vice President, CII.


Dennis P. Hannigan                           Vice President, CII.


John Hurley                                  Vice President, CII.

Chuel D. Hwang                               Vice President, CII.


William H. Jefferis                          Vice President, CII.


Edward B. Johns                              Vice President, CII.

Thomas W. Johnson                            Vice President, CII.


Thomas J. Keene                              Vice President, CII.


Joseph R. Kennedy                            Vice President, CII.

Peter K. Kofoed                              Vice President, CII.

Mark S. Korinek                              Vice President, CII.

James R. Lagasse                             Vice President, CII.

Mary S. Law                                  Vice President, CII.

Paul T. Martin                               Vice President, CII.

Joseph G. Mazon                              Vice President, CII.

Daniel McDonough                             Vice President, CII.

Linda L. Morel                               Vice President, CII.

Stephen J. Myott                             Vice President, CII.

Alpha O. Nicholson, III                      Vice President, CII; Counsel, CIGNA
                                             companies.

Ann Marie O'Rourke                           Vice President, CII.

Pamela S. Peck                               Vice President, CII.

Elisabeth A. Perenick                        Vice President, CII.

Myrna Phillips                               Vice President, CII.


Names of Officers and Directors                Positions with the Adviser and
   of the Investment Adviser               Other Substantial Business Connections
-------------------------------           ------------------------------------------
Scott S. Piccone                          Vice President, CII.

Elisabeth Piker                           Vice President, CII.

Thomas J. Podgorski                       Vice President, CII.

Suresh Raghaven                           Vice President, CII.

Michael J. Riccio                         Vice President, CII.

Stephen L. Roberts                        Vice President, CII.

Timothy F. Roberts                        Vice President and Compliance Officer, CII;
                                          Vice President, International Finance/Global
                                          Compliance, CIGNA Investment Management, a
                                          division of CIGNA Corporation*; Vice
                                          President - Finance and Compliance Officer,
                                          CIGNA International Investment Advisors,
                                          Ltd.**; Compliance Officer, CIGNA Investment
                                          Advisory Company, Inc.*



Alexander Rybchinsky                      Vice President, CII.

Annette Sanders                           Vice President, CII.



John R. Schumann                          Vice President, CII.

Thomas P. Shea, III                       Vice President, CII.

Philip Spak                               Vice President, CII.

Carlton C. Taylor                         Vice President, CII.

Patrick H. Thompson                       Vice President, CII.

Ruth D. VanWinkle                         Vice President, CII and CIGNA Investment
                                          Advisory Company, Inc.*



Henry C. Wagner, III                      Vice President, CII and CIGNA Investment
                                          Advisory Company, Inc.*

Carey A. White                            Vice President, CII.

William S. Woodsome                       Vice President, CII.

Alfred A. Bingham III                     Assistant Vice President, CII; Vice President
                                          and Treasurer, the Trusts and IIS.

David C. Kopp                             Secretary, CII, CIGNA Investment Advisory
                                          Company, Inc.*, CIGNA International



Names of Officers and Directors                    Positions with the Adviser and
   of the Investment Adviser                   Other Substantial Business Connections
-------------------------------            -----------------------------------------------
                                           Investment Advisors, Ltd.**, CIGNA Investment
                                           Group, Inc.*, Global Portfolio Strategies,
                                           Inc. (f/k/a Connecticut General Pension
                                           Services, Inc.)* and CIGNA Financial
                                           Advisors, Inc.*; Assistant General Counsel
                                           and Assistant Corporate Secretary, CIGNA
                                           Corporation*; Corporate Secretary,
                                           Connecticut General Life Insurance Company*;
                                           Assistant General Counsel, CIGNA companies.


CIGNA International Investment Advisors, Ltd. ("CIIA") serves as sub-adviser to CIGNA Variable Products International Stock Fund, a series of shares of Registrant. CIIA is an indirect, wholly-owned subsidiary of CIGNA Corporation and an affiliate of CII. The principal address of CIIA is Park House, 16 Finsbury Circus, London EC2M 7AX, England.


Substantial business and other connections of the Directors and officers of CIIA during the past two fiscal years are listed below:


Names of Officers and Directors                        Positions with the Adviser and
   of the Investment Adviser                       Other Substantial Business Connections
--------------------------------                ----------------------------------------------
Harold W. Albert                                Director, CIIA; Director and Counsel, CII*;
                                                Chief Counsel, CIGNA Investment Management, a
                                                division of CIGNA Corporation*; Counsel,
                                                CIGNA Investment Advisory Company, Inc.*;
                                                Director, Senior Vice President and Chief
                                                Counsel, CIGNA Investment Group, Inc.*;
                                                Director, Global Portfolio Strategies, Inc.
                                                (f/k/a Connecticut General Pension Services,
                                                Inc.)*

Robert W. Burgess                               Director, CIIA and CII*; Chief Financial
                                                Officer, CIGNA Investment Management, a
                                                division of CIGNA Corporation*; Director and
                                                Senior Vice President, CIGNA Investment
                                                Group, Inc.*; Director, Global Portfolio
                                                Strategies, Inc. (f/k/a Connecticut General
                                                Pension Services, Inc.)*

Richard H. Forde                                Director, President and Senior Managing
                                                Director, CIIA; Senior Managing Director,
                                                CII* and CIGNA Investment Advisory Company,
                                                Inc.*; Vice President, CIGNA Institutional
                                                Funds Group.

Arthur C. Reeds, III                            Director, CIIA and Global Portfolio
                                                Strategies, Inc. (f/k/a Connecticut General
                                                Pension Services, Inc.)*; President and Chief
                                                Investment Officer, CIGNA Investment
                                                Management, a division of CIGNA Corporation*;
                                                President and Director, CII and CIGNA
                                                Investment Group, Inc.*; President, CIGNA
                                                Investment Advisory Company, Inc.*; Trustee,
                                                the Trusts; Director, IIS.




John Townley                                    Director, Member Board of Directors and
                                                Division Head -International Systems, CIIA;
                                                previously Administrative Head - London
                                                Office, CIIA; Resident Director, CIIA.

Antonio M. Caxide                               Managing Director, CIIA and CII*; previously
                                                Vice President, CIIA and CII.*

Matthew P. Hutchinson                           Vice President, CIIA.

Daniel McDonough                                Vice President, CIIA and CII.*

Lee C. Mickelburough                            Vice President, CIIA.

Timothy F. Roberts                              Vice President - Finance and Chief Compliance
                                                Officer, CIIA; Vice President, International
                                                Finance/Global Compliance, CIGNA Investment
                                                Management, a division of CIGNA Corporation*;
                                                Vice President and Compliance Officer, CII*;
                                                Compliance Officer, CIGNA Investment Advisory
                                                Company, Inc.*; previously Compliance
                                                Officer, CIIA.

Flora Kong                                      Financial Controller and Compliance Officer,
                                                CIIA.

Joel W. Messing                                 Counsel, CIIA and CIGNA companies.

David C. Kopp                                   Secretary, CIIA, CII*, CIGNA Investment
                                                Advisory Company, Inc.*, CIGNA Investment
                                                Group, Inc.*, Global Portfolio Strategies,
                                                Inc. (f/k/a Connecticut General Pension
                                                Services, Inc.)* and CIGNA Financial
                                                Advisors, Inc.*; Assistant Corporate
                                                Secretary, CIGNA Corporation*; Corporate
                                                Secretary, Connecticut General Life Insurance
                                                Company*; Assistant General Counsel, CIGNA
                                                companies.

Item 29. Principal Underwriters.
-------------------------------

Registrant has no principal underwriter. CIGNA Financial Advisors, Inc., an indirect, wholly-owned subsidiary of CIGNA Corporation, is the distributor of variable annuity and variable life insurance contracts, the assets of which are invested in part in Money Market Fund and S&P 500 Index Fund.

Item 30. Location of Accounts and Records.
-----------------------------------------

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 (15 U.S.C. 80a-30(a)) and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder are maintained by State Street Bank and Trust Company, Boston, Massachusetts. Registrant's corporate records and financial records are maintained c/o CIGNA Investments, Inc., 900 Cottage Grove Road, Bloomfield, CT 06002.

Item 31. Management Services.
----------------------------

Not Applicable

Item 32. Undertakings.
---------------------

(a)      Not Applicable.

(b) Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's 1933 Act registration statement.

(c) Registrant undertakes to furnish each person to whom a Prospectus is delivered a copy upon request and without charge of Registrant's most recent annual report to shareholders.

______________________
  * 900 Cottage Grove Road, Bloomfield, CT
 ** Park House, 16 Finsbury Circus, London, England

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant, CIGNA Variable Products Group, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment No. 15 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Bloomfield, and State of Connecticut on the 10th day of April, 1997.


                                            CIGNA VARIABLE PRODUCTS GROUP

                                            R. Bruce Albro
                                            Chairman of the Board of Trustees
                                              and President


                                            By:  /s/ Jeffrey S. Winer
                                                -----------------------------
                                                Jeffrey S. Winer
                                                Attorney-in-Fact


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 15 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



      Signature                     Title                        Date
      ---------                     -----                        ----

R. Bruce Albro                   Chairman of                   April 10, 1997.
                                 the Board of
                                 Trustees and
                                 President (principal
                                 executive officer)


By: /s/  Jeffrey S. Winer
   ---------------------------
   Jeffrey S. Winer
   Attorney-in-Fact



    /s/  Alfred A. Bingham III
   ----------------------------
   Alfred A. Bingham III         Treasurer                     April 10, 1997.
                                 (principal
                                 financial officer
                                 and principal
                                 accounting officer)


    This Amendment No. 15 to the Registration Statement has also been signed below by Jeffrey S. Winer, Attorney-in-Fact, on behalf of the following Trustees on the date indicated, such Trustees being all of the Trustees currently holding the office of Trustee of Registrant.

      R. Bruce Albro                                      Paul J. McDonald
      Hugh R. Beath                                       Arthur C. Reeds, III
      Russell H. Jones



By: /s/  Jeffrey S. Winer                                      April 10, 1997.
   -------------------------
   Jeffrey S. Winer



-------------------------
 *Filed herewith

                       SECURITIES ACT FILE NO. 33-20333
                   INVESTMENT COMPANY ACT FILE NO. 811-5480

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A








                                                                       -----
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               |  X  |
                                                                       -----
   Pre-Effective Amendment No.                                        |     |
                                                                       -----
   Post-Effective Amendment No.    15                                 |  X  |
                                                                       -----

                                                                       -----
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       |  X  |
                                                                       -----
   Amendment No.    15                                                |  X  |
                                                                       -----






                         CIGNA VARIABLE PRODUCTS GROUP
              (Exact Name of Registrant as Specified in Charter)


               950 Winter Street, Suite 1200, Waltham, MA 02154
                    (Address of Principal Executive Office)






                                   EXHIBITS

                                  EXHIBIT INDEX


(b) Exhibits






 *      (5c)      The Side Letter to the Master Investment Advisory
                  Agreement dated February 25, 1997 between CIGNA Variable
                  Products Group and CIGNA Investments, Inc.

 *      (8b)      The Side Letter to the Custodian Contract dated February 25,
                  1997 between CIGNA Variable Products Group and State Street
                  Bank and Trust Company.

 *      (9b)      The Side Letter to the Transfer Agency and Service Agreement
                  between CIGNA Variable Products Group and State Street Bank and Trust Company.

 *      (9c)      The Agreement For Use of The Term "CIGNA" dated February 4,
                  1988 between CIGNA Variable Products Group and CIGNA
                  Corporation.

 *      (10)      Opinion of Counsel.

 *      (11)      Consent of Price Waterhouse LLP.

 *      (17)      Financial Data Schedule.